                                                                  EXECUTION COPY



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                              SALE AND SERVICING

                                   AGREEMENT

                                     among

                       ASSET GUARANTY INSURANCE COMPANY,
                                   Insurer,

                   TFC AUTOMOBILE RECEIVABLES TRUST 1999-1,
                                    Issuer,

                        TFC RECEIVABLES CORPORATION 2,
                                    Seller,

                             THE FINANCE COMPANY,
                                   Servicer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                  Trust Collateral Agent and Back-up Servicer


                         Dated as of December 1, 1999


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                  Page
ARTICLE I      Definitions....................................................................       2

     SECTION 1.1.   Definitions...............................................................       2
     SECTION 1.2.   Other Definitional Provisions.............................................      20
     SECTION 1.3.   Usage of Terms............................................................      21
     SECTION 1.4.   Certain References........................................................      21
     SECTION 1.5.   No Recourse...............................................................      21
     SECTION 1.6.   Action by or Consent of Noteholders and Certificateholders................      21
     SECTION 1.7.   Material Adverse Effect...................................................      21

ARTICLE II     Conveyance of Receivables......................................................      22

     SECTION 2.1.   Conveyance of Receivables.................................................      22
     SECTION 2.2.   Further Encumbrance of Trust Property.....................................      23

ARTICLE III    The Receivables................................................................      24

     SECTION 3.1.   Representations and Warranties of Seller..................................      24
     SECTION 3.2.   Repurchase upon Breach....................................................      24
     SECTION 3.3.   Custody of Receivables Files..............................................      25

ARTICLE IV     Administration and Servicing of Receivables....................................      27

     SECTION 4.1.   Duties of the Servicer....................................................      27
     SECTION 4.2.   Collection of Receivable Payments; Modifications of Receivables...........      28
     SECTION 4.3.   Realization Upon Receivables..............................................      29
     SECTION 4.4..  Insurance.................................................................      31
     SECTION 4.5.   Maintenance of Security Interests in Vehicles.............................      31
     SECTION 4.6.   Covenants, Representations, and Warranties of Servicer....................      32
     SECTION 4.7.   Purchase of Receivables Upon Breach of Covenant...........................      34
     SECTION 4.8.   Total Servicing Fee; Payment of Certain Expenses by Servicer..............      35
     SECTION 4.9.   Servicer's Certificate....................................................      35
     SECTION 4.10.  Annual Statement as to Compliance, Notice of Servicer Termination Event...      36
     SECTION 4.11.  Independent Accountants' Report...........................................      36
     SECTION 4.12.  Access to Certain Documentation and Information Regarding Receivables.....      37

                               TABLE OF CONTENTS
                                  (continued)

     SECTION 4.13.  Monthly Tape...............................................................     37
     SECTION 4.14.  Retention and Termination of Servicer.....................................      39
     SECTION 4.15.  Fidelity Bond.............................................................      39

ARTICLE V      Trust Accounts and Spread Account; Payments; Statements to Certificateholders
                 and Noteholders..............................................................      39

     SECTION 5.1.   Establishment of Trust Accounts and Spread Account........................      39
     SECTION 5.2.   Reserved..................................................................      42
     SECTION 5.3.   Certain Reimbursements to the Servicer....................................      42
     SECTION 5.4.   Application of Collections................................................      43
     SECTION 5.5.   Spread Account............................................................      43
     SECTION 5.6.   Additional Deposits.......................................................      44
     SECTION 5.7.   Payments..................................................................      45
     SECTION 5.8.   Note Payment Account......................................................      47
     SECTION 5.9.   [Reserved.]...............................................................      48
     SECTION 5.10.  [Reserved.]...............................................................      48
     SECTION 5.11.  Statements to Certificateholders and Noteholders..........................      48
     SECTION 5.12.  Optional Deposits by the Insurer..........................................      49

ARTICLE VI     The Note Policy................................................................      50

     SECTION 6.1.   Claims Under Note Policy..................................................      50
     SECTION 6.2.   Preference Claims.........................................................      51
     SECTION 6.3.   Surrender of Policy.......................................................      52

ARTICLE VII    RESERVED.......................................................................      52

ARTICLE VIII   The Seller.....................................................................      52

     SECTION 8.1.   Representations of Seller.................................................      52
     SECTION 8.2.   Corporate Existence.......................................................      54
     SECTION 8.3.   Liability of Seller; Indemnities..........................................      55
     SECTION 8.4.   Merger or Consolidation of, or Assumption of the Obligations of, Seller...      56
     SECTION 8.5.   Limitation on Liability of Seller and Others..............................      57
     SECTION 8.6.   Seller May Own Certificates or Notes......................................      57

                               TABLE OF CONTENTS
                                  (continued)

ARTICLE IX     The Servicer...................................................................      57

     SECTION 9.1.   Representations of Servicer...............................................      57
     SECTION 9.2.   Liability of Servicer; Indemnities........................................      59
     SECTION 9.3.   Merger or Consolidation of, or Assumption of the Obligations of, the
                     Servicer or the Trust Collateral Agent...................................      61
     SECTION 9.4.   Limitation on Liability of Servicer, Trust Collateral Agent and Others....      62
     SECTION 9.5.   Delegation of Duties......................................................      63
     SECTION 9.6.   Servicer and Trust Collateral Agent Not to Resign.........................      63

ARTICLE X      Default........................................................................      64

     SECTION 10.1.  Servicer Termination Event................................................      64
     SECTION 10.2.  Consequences of a Servicer Termination Event..............................      68
     SECTION 10.3.  Appointment of Successor..................................................      69
     SECTION 10.4.  Notification to Noteholders and Certificateholders........................      70
     SECTION 10.5.  Waiver of Past Defaults...................................................      70
     SECTION 10.6.  Termination of Trust Collateral Agent.....................................      70
     SECTION 10.7.  Successor to Servicer.....................................................      71

ARTICLE XI     Termination....................................................................      72

     SECTION 11.1.  Optional Redemption of the Notes..........................................      72

ARTICLE XII    Administrative Duties of the Servicer..........................................      72

     SECTION 12.1.  Administrative Duties.....................................................      72
     SECTION 12.2.  Records...................................................................      75
     SECTION 12.3.  Additional Information to be Furnished to the Issuer......................      75

ARTICLE XIII   Miscellaneous Provisions.......................................................      75

     SECTION 13.1   Amendment.................................................................      75
     SECTION 13.2.  Protection of Title to Trust..............................................      77
     SECTION 13.3.  Notices...................................................................      79
     SECTION 13.4.  Assignment................................................................      79
     SECTION 13.5.  Limitations on Rights of Others...........................................      80
     SECTION 13.6.  Severability..............................................................      80

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                               TABLE OF CONTENTS
                                  (continued)

     SECTION 13.7.    Separate Counterparts...................................................      80
     SECTION 13.8.    Headings................................................................      80
     SECTION 13.9.    Governing Law...........................................................      80
     SECTION 13.10.   Assignment to Trustee...................................................      80
     SECTION 13.11.   Nonpetition Covenants...................................................      80
     SECTION 13.12.   Limitation of Liability of Owner Trustee and the Trust
                       Collateral Agent.......................................................      81
     SECTION 13.13.   Independence of the Servicer............................................      81
     SECTION 13.14.   No Joint Venture........................................................      82
     SECTION 13.15.   Limited Recourse........................................................      82

SCHEDULES
Schedule A  -   Schedule of Receivables
Schedule B  -   Schedule of Representations and Warranties

                                    EXHIBITS

Exhibit A   -   Form of Servicer's Certificate
Exhibit B   -   Form of Deficiency Claim Notice
Exhibit C   -   Form of Request for Release and Receipt of Documents
Exhibit D   -   Form of Trustee's Acknowledgement
Exhibit E   -   The Finance Company Charge-Off Policy
Exhibit F   -   Form of Monthly Servicer Report
Exhibit G   -   Agreed Upon Procedures

          SALE AND SERVICING AGREEMENT dated as of December 1, 1999, among ASSET GUARANTY INSURANCE COMPANY, a stock insurance company incorporated in the State of New York (the "Insurer"), TFC AUTOMOBILE RECEIVABLES TRUST 1999-1, a Delaware
                  --------
business trust (the "Issuer"), TFC RECEIVABLES CORPORATION 2, a Delaware
                     -------
corporation (the "Seller"), THE FINANCE COMPANY, a Delaware corporation ("TFC"
                  -------                                                 ----
or, in its capacity as Servicer hereunder, the "Servicer"), and NORWEST BANK
                                                ---------
MINNESOTA, NATIONAL ASSOCIATION, a national banking association, (in its capacity as Trust Collateral Agent, the "Trust Collateral Agent" or in its
                                         -----------------------
capacity as Back-up Servicer, the "Back-up Servicer" or in its role as P.O. Box
                                   -----------------
Owner, (the "P.O. Box Owner")).
             ---------------

          WHEREAS, the Issuer has entered into an Indenture dated as of December 1, 1999, with the Insurer, the Trust Collateral Agent and the Trustee, pursuant to which the Notes will be issued.

          WHEREAS, TFC and the Seller have entered into a Purchase Agreement to provide for, among other things, the transfer by TFC to the Seller of all of TFC's right, title and interests in and to certain receivables on the Closing Date, which the Seller is assigning to the Trust hereby, and which the Trust will assign to the Trustee, for the benefit of the Insurer and the Noteholders pursuant to the Indenture. As a precondition to the effectiveness of the Purchase Agreement , TFC, the Seller, the Trustee, the Trust Collateral Agent, the Back-up Servicer, the Insurer and the Issuer will enter into this Agreement to provide for the servicing of the Assets;

          WHEREAS, the Seller is and will be conveying to the Issuer, among other things, all of the Seller's rights derived under this Agreement, and TFC and the Seller each agree that all covenants, representations, warranties and agreements made by it in the Purchase Agreement with respect to itself or such receivables shall also be for the benefit of the Trustee, on behalf of the Noteholders and the Insurer;

          WHEREAS, the Servicer agrees that all representations, warranties, covenants and agreements made by the Servicer herein with respect to such receivables shall also be for the benefit of the Trustee, the Insurer and the Noteholders from time to time;

          WHEREAS, for their services under this Agreement, the Servicer, the Back-up Servicer and the Trustee will receive the compensation described herein or in the Indenture;

          WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by The Finance Company directly or indirectly through motor vehicle dealers;

          WHEREAS, the Seller has purchased such receivables from The Finance Company and is willing to sell such receivables to the Issuer; and

          WHEREAS, the Servicer is willing to service all such receivables;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.1. Definitions. Whenever used in this Agreement, the following
                  -----------
words and phrases shall have the following meanings:

          "Accountants' Report" means the report of a firm of nationally
           --------------------
recognized independent accountants described in Section 4.11.

          "Accounting Date" means, with respect to a Payment Date, the last day
           ----------------
of the Monthly Period immediately preceding such Payment Date.

          "Actuarial Method" means the method of allocating a fixed level
           -----------------
monthly payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (a) 1/12, (b) the fixed annual rate of interest on such obligation and (c) the outstanding principal balance of such obligation.

          "Actuarial Receivable" means a Receivable under which the portion of
           ---------------------
the payment allocated to interest and the portion of the payment allocable to principal is determined in accordance with the Actuarial Method.

          "Additional Principal Payment Amount" means, with respect to any
           ------------------------------------
Payment Date, the lesser of (a) the remaining Available Funds on such Payment Date (after all payments referred to in clauses (i) through (vi) of the priority of payments set forth in Section 5.7(a)), and (b) the amount required to reduce the Note Principal Balance to 74% of the Pool Balance at such Payment Date.

          "Administrative Receivable" means, with respect to any Monthly Period,
           --------------------------
a Receivable which the Servicer is required to purchase pursuant to Section 4.7 on the Deposit Date with respect to such Monthly Period.

          "Affiliate" means, with respect to any specified Person, any other
           ----------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect
                                               --------
to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
                                                     ------------
"controlled" have meanings correlative to the foregoing.
 ----------

          "Aggregate Principal Balance" means, with respect to any date of
           ----------------------------
determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable before or during the related Monthly Period and (ii) any Receivable that became a Purchased Receivable before or during the related Monthly Period) as of the immediately preceding Accounting Date.

          "Agreement" means this Sale and Servicing Agreement, as the same may
           ----------
be amended and supplemented from time to time.

          "Amount Available" means, with respect to a Payment Date, the sum of
           -----------------
(i) the Available Funds for the immediately preceding Determination Date, plus
(ii) the amount on deposit in the Spread Account for the immediately preceding Determination Date.

          "Amount Financed" means, with respect to a Receivable, the aggregate
           ----------------
amount advanced to the Obligor under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed by auto lenders as part of retail automobile installment sale contracts or promissory notes.

          "Annual Percentage Rate" or "APR" of a Receivable means the annual
           -----------------------     ----
percentage rate of finance charges or service charges, as stated in the related Contract.

          "Available Funds" means, with respect to any Determination Date, the
           ----------------
sum of (i) the Collected Funds for such Determination Date, (ii) all Purchase Amounts deposited in the Collection Account during the related Monthly Period, plus Investment Earnings with respect to the Trust Accounts for the related Payment Date, (iii) following the acceleration of the Notes pursuant to Section
5.2 of the Indenture, the amount of money or property collected pursuant to
Section 5.4 of the Indenture since the preceding Determination Date by the Trust Collateral Agent or Controlling Party for distribution pursuant to Section 5.7 hereof, and (iv) the proceeds of any redemption of the Notes described in
Section 11.1 hereof.

          "Average Delinquency Ratio" means, with respect to any Determination
           --------------------------
Date, the arithmetic average of the Delinquency Ratios (as such term is defined in the Insurance Agreement) for such Determination Date and the two immediately preceding Determination Dates.

          "Base Servicing Fee" means, with respect to any Monthly Period, the
           -------------------
fee payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the close of business on the last day of the preceding Monthly Period.

          "Basic Documents" means this Agreement, the Certificate of Trust, the
           ----------------
Certificate to Trustee, the Trust Agreement, the Purchase Agreement, the Indenture, the Insurance Agreement, the Certificate to the Trustee, the Indemnification Agreement, the Premium Letter, the Standby Processing Agreement, the Note Purchase Agreement, the Parent Support Agreement and the Fort Knox Letters and other documents and certificates delivered in connection therewith.

          "Business Day" means a day other than a Saturday, a Sunday or other
           -------------
day on which commercial banks located in the states of Delaware, Virginia, Minnesota or New York are authorized or obligated to be closed.

          "Certificate" means a Trust Certificate (as defined in the Trust
           ------------
Agreement).

          "Certificate Distribution Account" means the account to be established
           ---------------------------------
and maintained by the Owner Trustee on behalf of the Certificateholders pursuant to Section 3.5 of the Trust Agreement.

          "Certificate to Trustee"  means the Certificate to Trustee dated as of
           -----------------------
December 3, 1999, entered into among, TFC, the Seller, and TFC Enterprises, Inc.

          "Certificateholder" has the meaning assigned to such term in the Trust
           ------------------
Agreement.

          "Charge-Off Policy" means The Finance Company Charge-Off Policy
           -----------------
attached hereto as Exhibit E.

          "Closing Date" means December 1, 1999.
           -------------

          "Collected Funds" means, with respect to any Determination Date, the
           ----------------
amount of funds in the Collection Account representing collections on the Receivables during the related Monthly Period, including all Net Liquidation Proceeds collected during the related Monthly Period (but excluding any Purchase Amounts deposited in the Collection Account pursuant to Sections of 3.2 or 4.7 of this Agreement).

          "Collection Account" means the account designated as such, established
           -------------------
and maintained pursuant to Section 5.1.

          "Collection Records" means all manually prepared or computer generated
           -------------------
records relating to collection efforts or payment histories with respect to the Receivables.

          "Computer Tape" means the computer tapes or other electronic media
           --------------
furnished or required to be furnished by the Seller to the Issuer and its assigns describing certain characteristics of the Receivables.

          "Contract" means a motor vehicle retail installment sale contract.
           ---------

          "Controlling Party" means (a) the Insurer, so long as (i) no Insurer
           ------------------
Default shall have occurred and be continuing, (ii) there are Notes outstanding,
(iii) any amounts due to the Insurer remain unpaid or (iv) the Note Policy has not expired according to its terms and (b) in all other cases, the Security Majority.

          "Corporate Trust Office" means (i) with respect to the Owner Trustee,
           -----------------------
the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and
(ii) with respect to the Trustee and the Trust Collateral Agent, the principal corporate trust office of the Trustee, which at the time of execution of this agreement is Sixth Street and Marquette

Avenue, MAC N9311-161 Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-Asset Backed Administration.

          "Cram Down Loss" means, with respect to a Receivable, if a court of
           ---------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the principal balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred
                              ---------------
on the date of issuance of such order.

          "Credit Facility" means the Amended and Restated Motor Vehicle
           ----------------
Installment Contract Loan and Security Agreement, between TFC and GE Capital, dated as of January 1, 1999.

          "Cut-Off Date" means the close of business on August 31, 1999.
           -------------

          "Dealer" means (a) a dealer who sold a Financed Vehicle and who
           -------
originated and assigned the respective Receivable or (b) a third party (which in no event shall be an Affiliate of TFC) who purchased a Receivable from a Dealer and who sold such Receivable to TFC under a Dealer Agreement or pursuant to a Dealer Assignment.

          "Dealer Agreement" means an agreement between a Dealer and TFC
           -----------------
relating to the acquisition of Receivables from such Dealer by TFC.

          "Dealer Assignment" means, with respect to a Receivable, the
           ------------------
assignment executed by a Dealer conveying such Receivable to TFC.

          "Dealer Underwriting Guide" means TFC's Credit Approval Guidelines
           --------------------------
used by TFC in the purchase of Receivables under its point-of-sale program, as amended from time to time.

          "Deficiency Claim Amount" shall have the meaning set forth in Section
           ------------------------
5.5.

          "Deficiency Claim Date" means, with respect to any Payment Date, the
           ----------------------
fourth Business Day immediately preceding such Payment Date.

          "Deficiency Notice" shall have the meaning set forth in Section 5.5.
           ------------------

          "Delinquency Category" means (a) for Receivables having monthly
           --------------------
Scheduled Payments in respect of which the relevant Obligor shall have failed to make a Scheduled Payment or a portion thereof on the due date therefor, the applicable

Delinquency Category into which such Receivable falls based on the number of months delinquent, as described in Schedule 1 hereto and (b) for Receivables not having monthly Scheduled Payments in respect of which the relevant Obligor shall have failed to make a Scheduled Payment or a portion thereof on the due date therefor, the applicable Delinquency Category into which such Receivable falls based on the number of weeks delinquent, as described in Schedule 1 hereto.

          "Delinquent Receivable" means a Receivable which (a) falls into any
           ---------------------
Delinquency Category other than the "Current" category (as described in Schedule I hereto) and (b) is not a Liquidated Receivable.

          "Delivery" means as follows with respect to the Trust Account
           ---------
Property:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are
 -----------
susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of the Trust Collateral Agent or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making
 --------------------
by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, "Physical Property"), and, in any event,
                                         -----------------
any such Physical Property in registered form shall be in the name of the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to
                                                  ----------
applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust

Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its financial intermediary or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or its financial intermediary or (ii) having previously become the registered owner, acknowledges that it holds such uncertificated security for the Trust Collateral Agent or its financial intermediary.

          In each case of delivery contemplated hereinabove, the Trust Collateral Agent shall use its best efforts to make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such securities are held in trust pursuant to and as provided in this Agreement.

          "Deposit Date" means, with respect to any Monthly Period, the Business
           -------------
Day immediately preceding the related Determination Date.

          "Depositor" shall mean the Seller in its capacity as Depositor under
           ----------
the Trust Agreement.

          "Determination Date" means, with respect to any Monthly Period, the
           -------------------
fifth day preceding the Payment Date in the next calendar month.

          "Draw Date" means, with respect to any Payment Date, the third
           ----------
Business Day (as defined in the Note Policy) immediately preceding such Payment Date.

          "Electronic Ledger" means the electronic master record of the retail
           ------------------
installment sales contracts or installment loans of the Servicer.

          "Eligible Bank" means any depository institution (which shall
           --------------
initially be the Trust Collateral Agent) acceptable to the Controlling Party, organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities and which at all times (a) has a net worth in excess of $50,000,000 and (b) has either (i) a rating of A-1+ from Standard & Poor's with respect to short-term deposit obligations, or (ii) if such institution has issued long-term unsecured debt obligations, a rating of AA from Standard & Poor's with respect to long-term unsecured debt obligations. Such depository institution (other than the Trust Collateral Agent) shall have been approved in writing by the Controlling Party, acting in its discretion, by written notice to the Trust Collateral Agent.

          "Eligible Deposit Account" means either (a) a segregated account with
           -------------------------
an Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch or agency of a foreign bank), provided that such institution also must have a rating of A or higher from Standard & Poor's with respect to long-term deposit obligations and must be acceptable to the Insurer. Such Eligible Bank or depository institution (other than the Trust Collateral Agent) shall have been approved in writing by the Controlling Party, acting in its discretion, by written notice to the Trust Collateral Agent.

          "Eligible Investments" mean book-entry securities, negotiable
           ---------------------
instruments or securities represented by instruments in bearer or registered form which in each case shall mature not later than the day immediately preceding the Payment Date immediately following the date of purchase thereof and which evidence:

          (a) direct interest-bearing obligations of, and interest-bearing obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment
--------  -------
to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+;

          (c) commercial paper and demand notes investing solely in commercial paper (other than commercial paper issued by TFC or any Affiliate) that (i) is payable in United States dollars and (ii) has, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+;

          (d) investments in money market funds (including funds for which the Trust Collateral Agent or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and (other than funds for which the Trust Collateral Agent or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager or advisor) having been approved in writing by the Insurer;

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above of which are rated A-1+ by Standard & Poor's; and

          (g) so long as no Insurer Default shall have occurred and be continuing and (a) there are Notes outstanding (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired according to its terms, any other investment which is consistent with the ratings of the Securities and which has been approved by the Insurer.

          Any of the foregoing Eligible Investments may be purchased by or through the Trust Collateral Agent or any of their respective Affiliates.

          "FDIC" means the Federal Deposit Insurance Corporation.
           -----

          "Final Scheduled Payment Date" means the April, 2004 Payment Date.
           -----------------------------

          "Financed Vehicle" with respect to a Receivable, means a used
           -----------------
automobile or light truck or new or used motorcycle, together with all accessories thereto, securing an Obligor's indebtedness under the respective Receivable.

          "Fort Knox Letters" means (a) the letter agreement by TFC, dated as of
           ------------------
December 1, 1999, acknowledged and agreed to by Fort Knox National Company and the Trust Collateral Agent, (b) the letter agreement by TFC, dated as of December 2, 1999, acknowledged and agreed to by Fort Knox National Company and the Trust Collateral Agent (with respect to TFC's TrueCheck Program), and (c) the letter agreement by TFC, dated as of December 2, 1999, acknowledged and agreed to by Fort Knox National Company and the Trust Collateral Agent (with respect to TFC's ACH Program).

          "GE Capital" means General Electric Capital Corporation.
           -----------

          "GE Capital Agreements" means the documents entered into by TFC and GE
           ----------------------
Capital in connection with the Credit Facility.

          "GE Capital Receivables" means receivables financed under the Credit
           -----------------------
Facility.

          "Indemnification Agreement" means the Indemnification Agreement dated
           --------------------------
as of December 1, 1999, among the Insurer, the Seller and Rothschild Inc., as the same may be amended and supplemented from time to time.

          "Indenture" means the Indenture dated as of December 1, 1999, among
           ----------
the Insurer, the Issuer and Norwest Bank Minnesota, National Association, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time in accordance with its terms.

          "Independent Accountants" has the meaning assigned to such term in
           ------------------------
Section 4.11(a)

          "Insolvency Event" means, with respect to a specified Person, (a) the
           -----------------
filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Insurer" means Asset Guaranty Insurance Company, a stock insurance
           --------
company incorporated in the State of New York, or any successor thereto, as issuer of the Note Policy.

          "Insurer Default" means the occurrence of any of the following:
           ----------------

          (i) the Insurer shall fail to pay when, as and in the amounts required, any amount payable under the Note Policy and such failure continues unremedied for two Business Days; (ii) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (b), the "Superintendent")
                                                             ---------------
shall apply for an order (A) pursuant to Section 7402 of the New York Insurance Law (or any successor provision thereto), directing him to rehabilitate the Insurer, (B) pursuant to Section 7404 of the New York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Insurer or (C) pursuant to Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the Insurer and such application shall not be dismissed or withdrawn during a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought; (iii) the Superintendent shall determine that the Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law or any successor section; (iv) the Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit or creditors; or (v) an involuntary case or other proceeding shall be commenced against the Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

          "Insurer Payment Default" means the occurrence of any of the
           ------------------------
following:

          (i) the Insurer shall fail to pay when, as and in the amounts required, any amount payable under the Note Policy and such failure continues unremedied for five Business Days; (ii) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (b), the "Superintendent")
                                                             ---------------
shall apply for an order (A) pursuant to Section 7402 of the New York Insurance Law (or any successor provision thereto), directing him to rehabilitate the Insurer, (B) pursuant to Section 7404 of the New York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Insurer or (C) pursuant to Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the Insurer and such application shall not be dismissed or withdrawn during a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought; (iii) the Superintendent shall determine that the Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law or any successor section; (iv) the Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit or creditors; or (v) an involuntary case or other proceeding shall be commenced against the Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

          "Insurer Optional Deposit" means, with respect to any Payment Date, an
           -------------------------
amount delivered by the Insurer pursuant to Section 5.12, at its sole option, other than amounts in respect of a Note Policy Claim Amount to the Trust Collateral Agent for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Payment Date; or (ii) to include such amount as part of the Amount Available for such Payment Date to the extent that without such amount a draw would be required to be made on the Note Policy.

          "Insurance Agreement" means the Insurance and Reimbursement Agreement,
           --------------------
dated as of December 1, 1999, among the Insurer, the Trust, the Seller and TFC as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

          "Insurance Agreement Event of Default" means an "Event of Default" as
           -------------------------------------           -----------------
defined in the Insurance Agreement.

          "Insurance Policy" means, with respect to a Receivable, any insurance
           -----------------
policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

          "Interest Period" means, with respect to any Payment Date, the period
           ----------------
from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date.

          "Interest Rate" means, with respect to the Notes, 7.50% per annum
           --------------
(computed on the basis of a 360-day year of twelve 30-day months).

          "Investment Earnings" means, with respect to any Payment Date and a
           --------------------
Trust Account, the investment earnings on amounts on deposit in such Trust Account on such Payment Date.

          "Issuer" means TFC Automobile Receivables Trust 1999-1 and any
           -------
successor thereto.

          "Lien" means a security interest, lien, charge, pledge, equity, or
           -----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable or the related Financed Vehicle by operation of law as a result of any act or omission by the related Obligor.

          "Lien Certificate" means, with respect to a Financed Vehicle, an
           -----------------
original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien
                                                                       ----
Certificate" shall mean only a certificate or notification issued to a secured
------------
party.

          "Liquidated Receivable" means, with respect to monthly pay contracts,
           ----------------------
a Receivable with respect to which any of the following has occurred: (i) the date on which such Receivable becomes subject to the 180 Delinquency Category,
(ii) the earlier of (a) 60 days after the date the related Financed Vehicle is repossessed and (b) the date the related Financed Vehicle is sold following repossession, and (iii) the date the Receivable has been written off as uncollectible consistent with the Charge-Off Policy.

          "Monthly Period" means, with respect to the first Payment Date, the
           --------------
period beginning on the Closing Date and ending on the close of business on the day preceding the Determination Date. With respect to each subsequent Payment Date, the calendar month preceding such Payment Date. Unless otherwise specified, any amount stated "as of the close of business of the last day of a
                              ------------------------------------------------
Monthly Period" shall give effect to the following calculations as determined as
--------------
of the end of the day on such last day: (i) all applications of collections, and (ii) all payments.

          "Monthly Records" means all records and data maintained by the
           ---------------
Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; current Insurance Policy expiration date; and past due late charges.

          "Net Liquidation Proceeds" means, with respect to Liquidated
           ------------------------
Receivables, the sum of (i) proceeds from the disposition of the underlying Financed Vehicle securing the Liquidated Receivables, less the Servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds in connection with the collection of such Liquidated Receivables, and any amounts required by law to be remitted to the Obligor, (ii) any insurance proceeds, and (iii) any other monies received from the Obligor or otherwise.

          "Note Payment Account" means the account designated as such,
           --------------------
established and maintained pursuant to Section 5.1.

          "Note Percentage" means for any Payment Date, the Percentage
           ---------------
determined by dividing the Note Principal Balance in effect on the close of business on the Business Day next preceding such Payment Date by the Pool Balance as determined at such time.

          "Note Policy" means the financial guaranty insurance policy issued by
           -----------
the Insurer to the Trust Collateral Agent, as agent for the Trustee, for the benefit of the Noteholders.

          "Note Policy Claim Amount" means, for any Payment Date, the lesser of
           ------------------------
(i) the sum of the Scheduled Payments (as such term is defined in the Note Policy) on the Notes for such Payment Date and (ii) the excess, if any, of (x) the amount required to be distributed pursuant to clauses (i) through (iv) of
Section 5.7(a) hereof over (y) the Amount Available with respect to such Payment Date.

          "Note Factor" means a seven-digit decimal figure equal to the
           -----------
outstanding principal amount of Notes divided by the original outstanding principal amount of such Notes.

          "Note Principal Balance" means, at any time, the original outstanding
           ----------------------
principal amount of the Notes, reduced by the aggregate amounts previously paid thereon in respect of principal.

          "Noteholder" means the Person in whose name a Note is registered on
           ----------
the Note Register.

          "Noteholders' Interest Carryover Shortfall" means, with respect to any
           -----------------------------------------
Payment Date and the Notes, the excess of the Noteholders' Interest Payment Amount for the preceding Payment Date over the amount in respect of interest that was actually deposited in the Note Payment Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the Interest Rate borne by the Notes from such preceding Payment Date to but excluding the current Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          "Noteholders' Interest Payment Amount" means, with respect to any
           ------------------------------------
Payment Date, the sum of the Noteholders' Monthly Interest Payment Amount for the Notes for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

          "Noteholders' Monthly Interest Payment Amount" means the interest
           --------------------------------------------
borne by the Notes at the Interest Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the outstanding principal amount of the Notes will be payable on each Payment Date to the holders of the Notes as of the related Record Date, in an amount equal to one-twelfth of the product of (i) the Interest Rate and (ii) the outstanding principal amount of the Notes as of the close of business on the preceding Payment Date (after giving effect to all payments of principal made with respect to the Notes, if any, on such preceding Payment Date); provided, however, that with respect to the first Payment Date, interest on the outstanding principal amount of the Notes will accrue from the Closing Date to but excluding the first Payment Date.

          "Noteholders' Monthly Principal Payment Amount" means, with respect to
           ---------------------------------------------
any Payment Date, the Noteholders' Percentage of the Principal Payment Amount.

          "Noteholders' Percentage" means (i) for each Payment Date other than a
           -----------------------
Payment Date on which the Notes are paid in full, the Note Percentage or (ii) for any Payment Date after the Payment Date on which the Notes are paid in full, zero.

          "Noteholders' Principal Carryover Shortfall" means, as of the close of
           ------------------------------------------
any Payment Date, the excess of the Noteholders' Principal Payment Amount and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Payment Date over the amount in respect of principal that was actually deposited in the Note Payment Account on such Payment Date.

          "Noteholders' Principal Payment Amount" means, with respect to any
           -------------------------------------
Payment Date (other than the Final Scheduled Payment Date), the sum of the Noteholders' Monthly Principal Payment Amount for such Payment Date and the

Noteholders' Principal Carryover Shortfall as of the close of the preceding Payment Date. The Noteholders' Principal Payment Amount on the Final Scheduled Payment Date for the Notes will equal the outstanding principal amount, if any, of such Notes.

          "Note Purchase Agreement" means collectively, the Note Purchase
           -----------------------
Agreement among the Seller, TFC and the purchasers listed therein.

          "Notes" has the meaning assigned to such term in the Indenture.
           -----

          "Obligor" on a Receivable means the purchaser or co-purchasers of the
           -------
Financed Vehicle and any other Person who owes payments under the Receivable.

          "Officers' Certificate" means a certificate signed by the chairman of
           ---------------------
the board, the president, any executive vice president, any vice president, any treasurer or secretary of the Seller, the Issuer or the Servicer, as appropriate.

          "Opinion of Counsel" means an opinion of counsel reasonably acceptable
           ------------------
to the Controlling Party, in form and substance reasonably acceptable to the Controlling Party.

          "Original Pool Balance" means the aggregate principal balance of the
           ---------------------
Receivables as of the Cut-Off Date which shall be equal to $[___________].

          "Other Conveyed Property" means all property conveyed by the Seller to
           -----------------------
the Trust pursuant to Section 2.1(b) through (k) of this Agreement.

          "Owner Trust Estate" has the meaning assigned to such term in the
           ------------------
Trust Agreement.

          "Owner Trustee" means Wilmington Trust Company, not in its individual
           -------------
capacity but solely as Owner Trustee under the Trust Agreement, its successors-in-interest or any successor Owner Trustee under the Trust Agreement.

          "Payment Date" means, with respect to each Monthly Period, the
           ------------
fifteenth day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on December 15, 1999.

          "Person" means any individual, corporation, estate, partnership,
           ------
limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Property" has the meaning assigned to such term in the
           -----------------
definition of Delivery.

          "P.O. Box Owner" means Norwest Bank of Minnesota, National
           --------------
Association, or its successor thereto in its capacity as P.O. Box Owner under the Standby Processing Agreement.

          "Pool Balance" means, with respect to the first Monthly Period, the
           ------------
Aggregate Principal Balance of the Receivables as of the Cut-Off Date, and as of any date of determination thereafter, the Aggregate Principal Balance of the Receivables at the end of the preceding Monthly Period, after giving effect to all payments received from Obligors for such Monthly Period and all Liquidated Receivables, including Cram Down Losses, realized on Receivables during such Monthly Period.

          "Post Office Box" has the meaning assigned to it in the Standby
           ---------------
Processing Agreement.

          "Premium Letter" means the side letter among the Insurer, the Issuer,
           --------------
the Seller, the Servicer and the Trust Collateral Agent dated the date of issuance of the Note Policy in respect of the premium payable in consideration of the issuance of the Note Policy.

          "Principal Balance" means, with respect to any Receivable, as of any
           -----------------
date, the Amount Financed minus the sum of (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the Actuarial Method and (ii) any Cram Down Loss in respect of such Receivable.

          "Principal Carryover Shortfall" means, as of the close of business on
           -----------------------------
any Payment Date, the excess of the Principal Payment Amount plus any outstanding Principal Carryover Shortfall from the preceding Payment Date over the amount of principal deposited in the Note Payment Account and/or the Certificate Distribution Account with respect to such current Payment Date.

          "Principal Payment Amount" means, with respect to any Payment Date,
           ------------------------
the amount equal to the sum of the following amounts with respect to the related Monthly Period: (i) collections on Receivables (other than Liquidated Receivables and Purchased Receivables) allocable to principal, including full and partial principal prepayments, (ii) the principal balance of all Receivables (other than Purchased Receivables) that became Liquidated Receivables during the related Monthly Period, (iii) (A) the portion of the Purchase Amount allocable to principal of all Receivables that became Purchased Receivables (other than Liquidated Receivables) as of the immediately preceding Record Date and (B) at the option of the Insurer, the outstanding principal balance of those Receivables that were required to be repurchased by the Seller and/or TFC during such Monthly Period but were not so repurchased and (iv) the aggregate amount of Cram Down Losses during such Monthly Period (other than in respect of Liquidated Receivables and Purchased Receivables).

          "Purchase Agreement" means the Purchase Agreement between the Seller
           ------------------
and TFC, dated as of December 1, 1999, pursuant to which the Seller acquired the Receivables, as such Agreement may be amended from time to time.

          "Purchase Amount" means, with respect to a Receivable, the Principal
           ----------------
Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of the date of purchase.

          "Purchased Receivable" means a Receivable purchased as of the close of
           --------------------
business on the last day of a Monthly Period by the Servicer pursuant to Section
4.7 or repurchased by the Seller or the Servicer pursuant to Section 3.2.

          "Rating Agency" means Standard & Poor's so long as Standard & Poor's
           -------------
maintains a rating on the Notes; and if Standard & Poor's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Controlling Party.

          "Rating Agency Condition" means, with respect to any action, that each
           -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that the Rating Agency shall have notified the Seller, the Noteholders, the Servicer, the Insurer, the Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes without giving effect to the existence of the Note Policy.

          "Realized Losses" means, with respect to any Receivable that becomes a
           ---------------
Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

          "Receivable" means, any Contract listed on Schedule A, which Schedule
           ----------
may be in an electronic format acceptable to the Insurer, a copy of which shall be delivered to each of the Insurer, the Trust Collateral Agent and the Back-up Servicer on or before the Closing Date, and with respect to any such Contract, all of, and the right to receive all of (a) the Scheduled Payments, (b) any prepayments made with respect to such Contract, (c) any amounts guaranteed under such Contracts, (d) any proceeds of any insurance policy relating to such Contract and (e) any recoveries made with respect to such Contract and the right to receive any payments in respect of the foregoing.

          "Receivable Files" means the documents specified in Section 3.3.
           ----------------

          "Record Date" with respect to each Payment Date means the Business Day
           -----------
immediately preceding such Payment Date, unless otherwise specified in this Agreement.

          "Registrar of Titles" means, with respect to any state, the
           -------------------
governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

          "Required Audits" means certain agreed upon procedures, performed by a
           ---------------
nationally recognized firm of independent accountants, with respect to the accuracy of the first and second Servicer Certificates for the transaction and thereafter to be performed after each anniversary of the Closing Date which shall include a review of the Servicer Certificates for the preceding twelve months.

          "Requisite Amount" has the meaning set forth in the Insurance
           ----------------
Agreement.

          "Rule of 78s Method" means the method under which a portion of a
           ------------------
payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78s."
                             -------------

          "Rule of 78s Receivable" means a Receivable under which the portion of
           ----------------------
a payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the Rule of 78s Method.

          "Schedule of Receivables" means the schedule of all retail installment
           -----------------------
sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A.

          "Schedule of Representations" means the Schedule of Representations
           ---------------------------
and Warranties attached hereto as Schedule B.

          "Scheduled Payment" means, with respect to any Monthly Period for any
           -----------------
Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Monthly Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Monthly Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or
(iii) modifications or extensions of the Receivable permitted by Sections 4.2(b) and (c), the Scheduled Payment with respect to such Monthly Period shall refer to the Obligor's payment obligation with respect to such Monthly Period as so modified.

          "Securities" means the Notes and the Certificates.
           ----------

          "Securities Account Control Agreement" shall have the meaning set
           ------------------------------------
forth in the Indenture.

          "Security Majority" means a majority by principal amount of the
           -----------------
Noteholders so long as the Notes are outstanding and a majority by principal amount of the Certificateholders thereafter.

          "Seller" means TFC Receivables Corporation 2, a Delaware corporation,
           ------
and its successors in interest to the extent permitted hereunder.

          "Service Contract" means, with respect to a Financed Vehicle, the
           ----------------
agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

          "Servicer" means The Finance Company, as the servicer of the
           --------
Receivables, and each successor Servicer pursuant to Section 10.3.

          "Servicer Extension Notice" means the notice specified in Section
           -------------------------
4.14.

          "Servicer Termination Event" means an event specified in Section 10.1.
           --------------------------

          "Servicer Termination Side Letter" means the letter from the Insurer
           --------------------------------
to the Servicer, TFC and the Trustee dated as of December 1, 1999, with regard to the renewal of the term of the Servicer's appointment.

          "Servicer's Certificate" means an Officers' Certificate of the
           ----------------------
Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A hereto.

          "Servicing Fee Rate" means 3.50% per annum.
           ------------------

          "Simple Interest Method" means the method of allocating a fixed level
           ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

          "Simple Interest Receivable" means a Receivable under which the
           --------------------------
portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          "Spread Account" has the meaning assigned thereto in Section 5.1.
           --------------

          "Spread Account Property" shall mean the Spread Account, all amounts
           -----------------------
and investments held from time to time in the Spread Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Standard & Poor's" means Standard & Poor's Ratings Services, or its
           -----------------
successor.

          "Standby Processing Agreement" means the Standby Remittance Processing
           ----------------------------
Agreement, dated as of December 1, 1999, among the Seller, TFC, the Trust Collateral Agent, the Issuer, GE Capital the Insurer and the P.O. Box Owner.

          "Supplemental Servicing Fee" means, with respect to any Monthly
           --------------------------
Period, the fee payable to the Back-up Servicer or any successor servicer (as applicable) for services rendered during such Monthly Period, which shall be equal to the product of one-twelfth times the difference, if any, between (a) the then-current fee for servicing assets comparable to the Receivables, which rate shall be the rate determined by averaging three servicing fee bids obtained by the Back-up Servicer from third-party servicers selected by the Back-up Servicer (which shall not exceed 4.5% of the aggregate principal balance of the Receivables at the close of business on the last day of the preceding Monthly Period) and (b) the Base Servicing Fee.

          "TFC" means The Finance Company, a Virginia corporation.
           ---

          "Trigger Event"  has the meaning assigned thereto in the Insurance
           -------------
Agreement.

          "Trust" means the Issuer.
           -----

          "Trust Account Property" means the Trust Accounts, all amounts and
           ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Trust Accounts" has the meaning assigned thereto in Section 5.1.
           --------------

          "Trust Agreement" means the Amended and Restated Trust Agreement,
           ---------------
dated as of December 1, 1999, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

          "Trust Collateral Agent" means Norwest Bank Minnesota, National
           ----------------------
Association, in its capacity as trust collateral agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

          "Trust Officer" means, (i) in the case of the Trust Collateral Agent,
           -------------
the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice-president or managing director, the secretary, any assistant secretary or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer, or authorized signatory in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

          "Trust Property" means the property and proceeds conveyed pursuant to
           --------------
Section 2.1, together with certain monies paid on or after the Cut-Off Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Spread Account, the Post Office Boxes and certain other rights under this Agreement.

          "Trustee" means the Person acting as Trustee under the Indenture, its
           -------
successors in interest and any successor trustee under the Indenture.

          "Trustee Fee" means the fees due to the Trustee and the Trust
           -----------
Collateral Agent as may be set forth in that certain fee agreement dated as of the date hereof between the Servicer and Norwest Bank Minnesota, National Association.

          "UCC" means the Uniform Commercial Code as in effect in the relevant
           ---
jurisdiction on the date of this Agreement.

          "Year 2000 Problem" means the risk that computer applications used by
           -----------------
a Person (or suppliers, vendors and customers of such Person) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

     SECTION 1.2. Other Definitional Provisions.
                  -----------------------------

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

          (d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     SECTION 1.3. Usage of Terms.  With respect to all terms used in this
                  --------------
Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing
 -------
words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; any form of the word "include" shall be deemed to be followed by the words
                      --------
"without limitation"; the words "herein", "hereof" and "hereunder" and other
 ------------------              ------    ------       ---------
words of
similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections, Schedules and Exhibits to this Agreement.

     SECTION 1.4. Certain References.  Unless the context clearly requires
                  ------------------
otherwise, all references to the Principal Balance of a Receivable as of any date of determination shall refer to the close of business on such day, or as of the first day of an Interest Period shall refer to the opening of business on such day. All references to the last day of an Interest Period shall refer to the close of business on such day.

     SECTION 1.5. No Recourse.  Without limiting the obligations of TFC
                  -----------
hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of TFC, its Affiliates, or of any predecessor or successor of TFC and its Affiliates.

     SECTION 1.6. Action by or Consent of Noteholders and Certificateholders.
                  ----------------------------------------------------------
Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date which shall be the date ten Business Days immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of TFC or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that solely for the purpose
                                 --------  -------
of determining whether a Trust Officer of the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Trust Officer of the Trustee or the Trust Collateral Agent, respectively, actually knows to be so owned shall be so disregarded.

     SECTION 1.7. Material Adverse Effect.  Whenever used in the Basic
                  -----------------------
Documents, "Material Adverse Effect" or "material adverse effect" means (i) when used with respect to any action, event, fact or other matter or thing, means that such action, event, fact or other matter or thing will, individually or in the aggregate, have a material adverse effect on (a) the Trust, the Trust Property or Collateral, (b) the existence, perfection or priority of the security interests of the Trust Collateral Agent in the Collateral, (c) the ability of the Trust Collateral Agent on behalf of the Noteholders and the Insurer to collect on, liquidate, or foreclose against, the Collateral in accordance with the Indenture, (d) the validity, enforceability, or the performance of any Person's obligations under, or with respect to, the Basic Documents, or the validity, enforceability, or performance of any Person's obligations under or with respect to, or the payment of, the Notes, (e) the transactions contemplated by the Basic Documents, (f) the business, operations, condition (financial or otherwise) of the Servicer, the Seller or the Issuer or
(g) the interests, rights and/or remedies hereunder, or otherwise with respect to the Trust Property, of the Trust Collateral Agent, the Trustee, the Insurer or any of the Noteholders (which determination shall be made, in each case, without giving effect to the existence of the Note Policy), and (ii) when used in relation to or in connection with any Person also means that such action, event, fact or other matter or thing shall not, individually or in the aggregate, have a material adverse effect on the business, operations, condition (financial otherwise) of such Person.


                                  ARTICLE II

                           Conveyance of Receivables

     SECTION 2.1. Conveyance of Receivables.  In consideration of the Issuer's
                  -------------------------
delivery to the Seller on the Closing Date of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

          (a) the Receivables and all monies paid or payable thereon or in respect thereof after the Cut-Off Date (including amounts due on or before the Cut-Off Date but received by TFC, the Seller or the Issuer on or after the Cut-Off Date);

          (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

          (c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables, and any proceeds from the liquidation of the Receivables;

          (d) all rights of the Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments;

          (e) all rights under any Service Contracts on the related Financed Vehicles;

          (f) the related Receivables Files and any and all other documents that TFC keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

          (g) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable;

          (h) all funds on deposit from time to time in the Trust Accounts (less all investments and proceeds thereof) and all rights of the Issuer therein;

          (i) all of its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of TFC under the Purchase Agreement;

          (j) all rights under the Standby Processing Agreement;

          (k) all of the other Conveyed Property; and

          (l) the proceeds of any and all of the foregoing.

          It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Seller to the Issuer and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.1 for the benefit of the Noteholders and the Insurer.

     SECTION 2.2. Further Encumbrance of Trust Property.
                  -------------------------------------

          (a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

          (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture and contemporaneously with such property vesting in the Trust pursuant to (a) above, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes and the obligations owed to the Insurer under the Basic Documents. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

          (c) Prior to the payment in full on the Notes, the payment of all amounts due to the Insurer under the Basic Documents, the end of the Term of the Note Policy (as defined therein) and the surrender of the Note Policy by the Trust Collateral Agent to the Insurer, the Trust Collateral Agent shall hold the Trust Property for the exclusive benefit of the Trustee on behalf of the Noteholders and the Insurer. Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under
Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

          (d) The Trust Collateral Agent shall, at such time as there are no Securities outstanding and all sums due to (i) the Trustee or any agent or counsel thereof pursuant to the Indenture, (ii) the Trust Collateral Agent pursuant to this Agreement, and (iii) the Insurer under the Basic Documents have been paid, release any remaining portion of the Trust Property to the Seller.


                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.1. Representations and Warranties of Seller.  The Seller makes
                  ----------------------------------------
the following representations and warranties as to the Receivables and the Other Conveyed Property on which the Issuer is deemed to have relied in acquiring the Receivables, upon which the Insurer shall be deemed to rely in issuing the Note Policy, upon which the Trustee shall be deemed to rely in issuing the Notes and upon which the Noteholders shall be deemed to rely in purchasing the Notes. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

     SECTION 3.2. Repurchase upon Breach.
                  ----------------------

          (a) The Seller, the Servicer, any Trust Officer of the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform each of the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to
Section 3.1; provided, however, that the failure to give any such notice shall
             --------  -------
not derogate from any obligations of the Seller under this Section 3.2. As of the last day of the first month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach and the resulting Material Adverse Effect is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders or the Certificateholders or the Insurer are materially and adversely affected by any such breach as of such date. The "first month" shall
                                                            -----------
mean the month following the month in which notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause TFC to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer and the Trust Collateral Agent shall perform such acts and execute such assignments, termination statements and other documents as may reasonably be requested by such person in order to effect such repurchase, it being understood that the Seller shall undertake the preparation of any such documents and the payment of any costs associated therewith (including any required filing fees). The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of

TFC to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section; provided, however, that the Trust Collateral Agent shall notify the
         --------  -------
Insurer in writing promptly of any failure by the Seller to repurchase any Receivables as provided herein to the extent the Trust Collateral Agent has actual knowledge of such failure.

          (b) In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trust Collateral Agent, the Trustee, the Insurer, and the Noteholders and any of their respective officers, directors, employees or agents against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. This indemnity shall survive the termination of this Agreement or the earlier resignation and removal of the Trust Collateral Agent.

          (c) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of TFC thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of TFC under the Purchase Agreement.

     SECTION 3.3. Custody of Receivables Files.
                  ----------------------------

          (a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, the Trust Collateral Agent shall act as custodian of the following documents or instruments, constituting with respect to each Receivable, a Receivables File, in its possession to the extent such documents are delivered to the Trust Collateral Agent:

                (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including any extension agreements);

                (ii) The original credit application, or a copy thereof, of each Obligor, on TFC's form or on a form approved in writing by TFC and provided to the Trust Collateral Agent for such application;

                (iii) Documents evidencing or relating to any Insurance Policy, to the extent such documents are maintained by or on behalf of the Seller or TFC; and

                (iv) A copy of the Lien Certificate for each Financed Vehicle and any application therefor and, on and after January 31, the original Lien Certificate for each Financed Vehicle.

          (b) The Trust Collateral Agent shall, as soon as practicable after receipt thereof, (A) conduct a physical inventory of the Receivable Files relating to the Receivables in order to confirm that the Trust Collateral Agent is in possession of a Receivable File for each Receivable listed in the relevant Schedule of Receivables delivered to the Trust Collateral Agent and (B) perform a review of the Receivable Files relating to such Receivables that would enable the Trust Collateral Agent to determine that each Receivable File includes (i) a fully executed original retail installment sales contract or promissory note,
(ii) the Lien Certificate or application therefor, (iii) an original credit application or copy thereof, (iv) documents evidencing or relating to any Insurance Policy, if any, or (v) a copy of the title or security instrument for each Financed Vehicle (to the extent not covered by (ii) above). As evidence of the performance of such inventory and review, within 5 Business Days of the Trust Collateral Agent's receipt of the Receivable Files, the Trust Collateral Agent shall have delivered to the Owner Trustee, the Seller, the Servicer and the Insurer, an Acknowledgement in the form of Exhibit D hereto, which Acknowledgment shall be made available to the Noteholders upon their request therefor. Upon receipt by the Trust Collateral Agent of what it believes to be all of the original Lien Certificates with respect to the Receivables (and in no event later than February 5, 2000), the Trust Collateral Agent shall deliver to the Owner Trustee, the Seller, the Servicer and the Insurer, a follow-up report to the Acknowledgement referred to above, stating that it has in its possession and has reviewed original Lien Certificates with respect to all of the Receivables, stating any exceptions thereto. Such report shall be made available to the Noteholders upon their request therefor.

          (c) Upon payment in full of any Receivable, the Servicer will notify the Trust Collateral Agent by an Officer's Certificate of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Trust Collateral Agent shall, upon written request of an officer of the Servicer and delivery to the Trust Collateral Agent of a receipt signed by such officer, each in the form attached hereto as Exhibit C, cause the original Receivable and the related Receivable File to be released to the Servicer. The Trustee and the Trust Collateral Agent may rely and shall be protected when acting or refraining from acting upon any certificate, request or receipt under this Section. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Trust Collateral Agent when its need by the Servicer has ceased but in any event no more than 60 days after delivery to the Servicer unless the Receivable is repurchased as described in Section 3.2 or 4.7.

                                  ARTICLE IV

                  Administration and Servicing of Receivables

     SECTION 4.1. Duties of the Servicer.  The Servicer is hereby authorized
                  ----------------------
to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out with the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others; provided, however,
                                                           --------  -------
that the Servicer shall not materially change its servicing standards and procedures without the prior written consent of the Controlling Party unless such changes are required by legal statutes. In performing such duties, so long as TFC is the Servicer, it shall comply with the standard and customary procedures for servicing all of its comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, reporting any required tax information to Obligors, monitoring the collateral, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent, the Trustee, the Insurer and the Noteholders with respect to distributions, and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements, the Dealer Assignments, and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments, and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that to the extent
                                           --------  -------
any such instruments relate to a settlement with an Obligor in which the Obligor is required to pay an amount less than the Principal Balance (together with any accrued interest) on the related Receivable in exchange for instrument, the Servicer shall execute and deliver such instruments only to the extent such execution and delivery (i) is in the ordinary course of the Servicer's business,
(ii) is not done on a wholesale basis and (iii) would, in the opinion of the Servicer, maximize the return to Trust and the Noteholders with respect to the related Receivable. The Servicer is hereby authorized to commence, in it's own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 4.2. Collection of Receivable Payments; Modifications of
                  ---------------------------------------------------
Receivables.
-----------

          (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable Financed Vehicles receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

          (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within 30 days in which such due date occurs or (ii) re-amortize the scheduled payments on the Receivable following a partial prepayment of principal; provided, however, that no such change shall extend the maturity date of any
--------  -------
Receivable for more than two calendar months in any 12 month period; and, provided, further, that the Servicer shall not grant with respect to any
--------  -------
Receivable, extensions and/or deferrals (pursuant to the Charge-Off Policy) which total more than four calendar months in the aggregate, for such Receivable. Notwithstanding anything in the foregoing to the contrary, the Servicer shall not agree to any extension, amendment or deferral with respect to any Receivable in respect of which payments are scheduled to be made on other than a monthly basis.

          (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable in accordance with the terms set forth in Section 4.2(b).

          (d) The Servicer shall use its best efforts to direct Obligors to send payments in respect of the Receivables, (x) by direct debit of the Obligor's bank account to the Collection Account or (y) by check, to be made directly to one or more Post Office Boxes. Prior to the making of an Access Denial Election (as defined in the Standby Processing Agreement), TFC, acting as the bailee of the Trust, the Insurer, the Trust Collateral Agent and GE Capital, shall have access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of the applicable GE Capital Agreements (with respect to the GE Capital Receivables) and Basic Documents (with respect to the Receivables). Immediately upon the effectiveness of an Access Denial Election, TFC's right of access to the Post-Office Boxes or their contents shall terminate and, instead, the P.O. Box Owner, acting as the bailee of the Trust and GE Capital, shall thereafter have unrestricted and exclusive access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of the Standby Processing Agreement.

          (e) Prior to the Closing Date, the Servicer will issue coupon books to the Obligors (other than Obligors under Receivables with respect to which automatic allotment is then in effect) under the Receivables and the GE Capital Receivables which provide for such Obligors to forward their remittances to (i) one of the Post Office Boxes or (ii) to such other address as the Insurer (with respect to any Receivables) or GE Capital (with respect to any GE Capital Receivables) shall direct, in each of cases (i) and (ii), in accordance with the applicable requirements of the GE Capital Agreements (with respect to any GE Capital Receivables) and the Basic Documents (with respect to any Receivables), and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to forward remittances to the Post Office Boxes.

          (f) Notwithstanding the Standby Processing Agreement, or any of the provisions of this Agreement relating to the Standby Processing Agreement, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

          (g) In the event of a termination of the Servicer pursuant to Article X hereof, the Backup Servicer or any other successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Standby Processing Agreement subject to the terms hereof. In such event, the Backup Servicer or any other successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Standby Processing Agreement to the same extent as if the Standby Processing Agreement had been assigned to the Backup Servicer or any other successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Standby Processing Agreement. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the Backup Servicer or any other successor Servicer all documents and records relating to each such Standby Processing Agreement and otherwise use its best efforts to effect the orderly and efficient transfer of the Standby Processing Agreement to the Backup Servicer or any other successor Servicer.

     SECTION 4.3. Realization Upon Receivables.
                  ----------------------------

          (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which a Receivable has become a Liquidated Receivable (other than in the case of Financed Vehicles where neither the Financed Vehicle nor the Obligor can be physically located by the Servicer (using procedures consistent with the standards, policies and procedures of the Servicer required by this Agreement) and other than in the case of an Obligor who is subject to a bankruptcy proceeding); provided, however, that the Servicer may elect not to repossess a
             --------  -------
Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions, including entering into settlements with Obligors, by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle. The Servicer shall recover such reasonable expenses based on the information contained in the Servicer's Certificate delivered on the related Determination Date. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

          (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Dealer Assignment, the Owner Trustee and/or (subject to the protections of the Trust Agreement) the Trust Collateral Agent, at the Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2.

          (c) The Servicer agrees that prior to delivering any repossessed Finance Vehicle for sale to any dealer, it shall make such filings and effect such notices as are necessary under Section 9-114(1) of the UCC to preserve its ownership interest (or security interest, as the case may be) in such repossessed Financed Vehicle.

     SECTION 4.4. Insurance.
                  ---------

          (a) The Servicer shall require (except for portfolio purchased Receivables for which insurance is not a requirement), in accordance with its customary servicing policies and procedures, that each Financed Vehicle be initially insured by the related Obligor under the Insurance Policies referred to in Paragraph 23 of the Schedule of Representations and Warranties. Each Receivable (except for portfolio purchased Receivables for which insurance is not a requirement) requires the Obligor to initially obtain such physical loss and damage insurance, naming TFC and its successors and assigns as additional insureds. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 23 (including during the repossession of such Financed Vehicle) the Servicer in its discretion shall be diligent in enforcing the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures.

          (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Trust Collateral Agent, at the Servicer's written direction and expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

     SECTION 4.5. Maintenance of Security Interests in Vehicles.
                  ---------------------------------------------

          (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain TFC as the noted lienholder on each Financed Vehicle once such notation has occurred and maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps reasonably necessary to re-perfect such security interest on behalf of the Trust Collateral Agent as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust Collateral Agent is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that either TFC's or the Trust Collateral Agent's designation as the secured party on the certificate of title is in its capacity as agent of the Trust.

          (b) Upon the occurrence of an Insurance Agreement Event of Default, or, if an Insurer Default shall have occurred, upon the occurrence of a Servicer Termination Event, the Controlling Party may instruct the Trust Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust Collateral Agent by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent. TFC hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default or Servicer Termination Event, the Controlling Party may instruct the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trust Collateral Agent, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; provided, however, that if the Controlling Party requests that the
         --------  -------
title documents be amended prior to the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, the out-of-pocket expenses of the Servicer in connection with such action shall be reimbursed to the Servicer, by the Controlling Party. TFC hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by TFC pursuant to this Section 4.5(b), including execution of certificates of title or any other documents in the name and stead of TFC, and the Trust Collateral Agent hereby accepts such appointment. Notwithstanding any provision of this Agreement to the contrary, the Trust Collateral Agent shall not have any duty or obligation to pay any of the expenses associated with perfecting or re-perfecting security interests in the Financed Vehicles.

     SECTION 4.6. Covenants, Representations, and Warranties of Servicer.  (a)
                  ------------------------------------------------------
By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables, on which the Trustee relies in authenticating the Notes on which the Trustee relies in issuing the Notes, on which the Owner Trustee relies in executing the Certificates, on which the Insurer relies in issuing the Note Policy and on which the Noteholders rely in purchasing the Notes:

               (i)  Liens in Force.  The Financed Vehicle securing each
                    --------------
Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

               (ii) No Impairment.  The Servicer shall do nothing to impair
                    -------------
 the rights of the Trust, the Insurer or the Noteholders in the Receivables, the Dealer

Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property;

               (iii) No Amendments.  The Servicer shall not extend or otherwise
                     -------------
amend the terms of any Receivable, except in accordance with Section 4.2;

               (iv)  Restrictions on Liens. The Servicer shall not (i) create,
                     ---------------------
incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and Insurer, the Lien imposed by the Indenture in favor of the Trust Collateral Agent for the benefit of the Noteholders and the Insurer, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names TFC, the Seller or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders and the Insurer;

               (v)   Servicing of Receivables.  The Servicer shall service the
                     ------------------------
Receivables as required by the terms of this Agreement and in material compliance with its standard and customary procedures for servicing all its other comparable motor vehicle receivables; in addition, the Servicer will co-operate with the Back-up Servicer upon its assumption of servicing under this Agreement in order to enable the Back-up Servicer to carry out its servicing and administrative duties under this Agreement; and

               (vi)  Year 2000 Compliance.  The Servicer (i) initiated a
                     --------------------
review and assessment of all areas within its business and operations that could be adversely affected by the Year 2000 Problem (including those affected by Dealers, suppliers, vendors and subservicers, but only to the extent that the adverse effect on such businesses and operations affected by Dealers, suppliers, venders and subservicers would be reasonably likely to constitute a material adverse effect on the financial conditions or operations of the Servicer or the collectibility of the Receivables), (ii) developed a plan and timeline for addressing the Year 2000 Problem, (iii) implemented the plan in accordance with that timetable. Based on the foregoing, the Servicer believes that all computer applications (including those of its Dealers, suppliers, vendors, and subservicers) that are material to its business and operations are reasonably expected to be able to perform properly date-sensitive functions for dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to
                                               --------------------
the extent that a failure to do so could not reasonably be expected to have material adverse effect, or to result in (A) an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, (B) an Event of Default, (C) a Servicer Termination Event, or (D) an event which, with the giving of notice or the passage of time or both, would constitute a Servicer termination Event, (iv) has completed a review and assessment of all computer applications (including, but not limited to those of its Dealers, suppliers, vendors and subservicers, but only to the extent that the failure of any such applications of its Dealers, suppliers, vendors and subservicers to be Year 2000 Compliant would be reasonably likely to have material adverse effect), which are related to or involved in the collection, management or servicing of the Receivables and Related Security (the "Management Systems"), and (v) has determined that such
                       ------------------
Management Systems are Year 2000 Compliant.

          All of the representations and warranties of the Servicer set forth in this Section 4.6 (vi) (other than representations and warranties, if any, that
     ----------------
expressly speak only as of a different date) shall be deemed to be made, without further act by any Person, on and as of the Closing Date and to be remade, without further act by any Person, on and as of each Business Day hereunder occurring prior to the Final Scheduled Payment Date. All of the representations and warranties set forth in this Section 4.6 (vi) shall survive the termination
                                 ----------------
of this Agreement.

          (b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than TFC.

     SECTION 4.7. Purchase of Receivables Upon Breach of Covenant.  Upon
                  -----------------------------------------------
discovery by any of the Servicer, the Seller, a Trust Officer of the Trust Collateral Agent, the Owner Trustee or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 4.5(a) or 4.6(a), the party discovering such breach shall give prompt written notice to the others, the Insurer and the Noteholders; provided, however, that the failure to give any
                             --------  -------
such notice shall not affect any obligation of the Servicer under this Section
4.7. As of the last day of the month following the month of its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.5(a) or 4.6(a) which materially and adversely affects the interests of the Noteholders or the Insurer in any Receivable (including any Liquidated Receivable) or the related Financed Vehicle, the Servicer shall, unless such breach and the resulting Material Adverse Effect shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Deposit Date, the Servicer shall pay the related Purchase Amount and deposit such Purchase Amount into the Collection Account in accordance with
Section 5.6 hereof. In consideration of and simultaneously with the purchase of the Receivable, the Issuer and the Trust Collateral Agent shall perform such acts and execute such assignments, termination statements and other documents as may reasonably be requested by the Servicer in order to effect such purchase, it being understood that the preparation of any such documents and the payment of any costs associated therewith (including any required filing fees) shall be undertaken by the Servicer. The Trust Collateral Agent shall notify the Controlling Party promptly, in writing, of any failure by the Servicer to so repurchase any Receivable to the extent the Trust Collateral Agent has actual knowledge of such failure. It is understood and agreed that the obligation of the Servicer to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Insurer, the Noteholders, the Owner Trustee or the Trust Collateral Agent under this Agreement; provided, however, that the Servicer shall indemnify the Trust, the Insurer, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders (and their respective directors, officers, employees and agents) against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer.
                  ------------------------------------------------------------
On each Payment Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and reimbursable amounts for the related Monthly Period pursuant to Section 5.3. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Noteholders or the Insurer and all other fees and expenses of the Trust not payable or reimbursable pursuant to Section 5.3, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of TFC).

     SECTION 4.9. Servicer's Certificate.  No later than 12:00 noon New York
                  ----------------------
City time on each Determination Date, the Servicer shall deliver, or cause to be delivered, to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Insurer, the Noteholders and the Rating Agency, a Servicer's Certificate executed by a responsible officer or agent of the Servicer containing among other things, (i) all information necessary to enable the Trust Collateral Agent to make any withdrawal and deposit required by Section 5.5, to give any notice required by Section 5.5(b) and to make the distributions required by Section 5.7, (ii) all information to be provided to Noteholders and the Insurer specified by Section 5.11 and (iii) a listing of all receivables repurchased by the Servicer or by the Seller on the related Deposit Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Monthly Period shall be identified by account number (as set forth in the Schedule of Receivables). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Delinquency Ratio, Average Delinquency Ratio and Cumulative Net Loss Rate (as such terms are defined in the Insurance Agreement) for such Determination Date; (b) whether to the knowledge of the Servicer any Trigger Event has occurred as of such Determination Date; (c) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured as of such Determination Date; (d) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred; and (e) such other information reasonably requested by the Insurer or the Noteholders; provided,
                                                                    --------
however, that such information shall only be required to be included in the
-------
Servicer's Certificate on any Determination Date to the extent the request therefor is received by the Servicer on or prior to the last Business Day of the Second Monthly Period immediately preceding such Determination Date; provided,
                                                                     --------
further, that the foregoing restriction shall not be applicable to the Insurer
-------
until after the February 2000 Determination Date.

     SECTION 4.10.  Annual Statement as to Compliance, Notice of Servicer
                    -----------------------------------------------------
Termination Event.
-----------------

          (a) The Servicer shall deliver or cause to be delivered to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Rating Agency and the Insurer on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2000, an Officer's Certificate signed by any responsible officer of the Servicer, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer, has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer, shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, and the Insurer, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1(a). The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Insurer, the Servicer or the Seller (as applicable) promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 10.1.

     SECTION 4.11.  Independent Accountants' Report.
                    -------------------------------

          (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who
                                               -----------------------
may also render other services to the Servicer or to the Seller, to deliver to the Board of Directors of the Servicer, to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Insurer and the Noteholder (with a copy delivered to the Rating Agency):

          (b) As soon as practical, but not later than 30 days after the due date for the second Servicer's Certificate, a nationally recognized firm of independent public accountants acceptable to the Insurer will perform certain agreed upon procedures with respect to the accuracy of the first and second Servicer's Certificate in relation to the Servicer's records and files and the degree of the Servicer's compliance with required remittances to the Collection Account. If such review indicates a high degree of accuracy in the Servicer's Certificates and a high degree of compliance with remittance requirements, such firm (or other firm acceptable to the Controlling Party) will perform the same procedures as soon as practical, but in no event later than 45 days after the end of each calendar year, with respect to a random sample of six of the twelve calendar year's Servicer's Certificates delivered by the Servicer over the preceding yearly period, and submit such results to the Insurer and the Noteholders by such 45th day after the end of each calendar year.

          (c) On or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2000, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate) the financial statements of the Servicer containing a report of the Independent Accountants to the effect that such firm has examined the books and records of the Servicer and that, on the basis of such examination conducted in compliance with generally accepted audit standards, such financial statements accurately reflect the financial condition of the Servicer, in each case certified by a Responsible Officer of the Servicer to be true, accurate and complete copies of such financial statements.

          (d) The statements referenced above shall also indicate that the Independent Accountants are independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (e) In the event such Independent Accountants require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 4.11, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

     SECTION 4.12.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Receivables.  The Servicer shall provide to representatives of the Trustee, the
-----------
Owner Trustee, the Trust Collateral Agent, the Insurer and the Noteholders reasonable access to the documentation (including any computer tapes or files) regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.13.  Monthly Tape.  On or before the Determination Date for each
                    ------------
month, the Servicer will deliver or cause to be delivered to the Trust Collateral Agent and the Insurer a computer tape or a diskette (or any other electronic transmission acceptable to the Back-up Servicer and the Insurer) in a format acceptable to the Back-up Servicer and the Insurer, containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in Section 5.4 and detailed collection records and collection notes upon the request of the Back-up Servicer or the Insurer. The Back-up Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trust Collateral Agent and Insurer) to review each Servicer's Certificate delivered pursuant to Section 4.9 of this Agreement and shall:

               (i) confirm that such Servicer's Certificate is complete on its face;

               (ii) load the tape (which shall be in a format acceptable to the Trustee and Back-up Servicer) and confirm that such computer diskette is in a readable form and confirm the Pool Balance for the most recent Payment Date;

               (iii) confirm based solely on the recalculation of the numbers set forth in the Servicer's Certificate that the Pool Balance, the Aggregate Principal Balance, the Available Funds, the Base Servicing Fee, the Noteholders' Interest Payment Amount, the Noteholders' Principal Payment Amount and the Noteholders' Principal Carryover Shortfall are accurate; and

               (iv) confirm based solely on the recalculation of the numbers set forth in the Servicer's Certificate that the Delinquency Ratio and Cumulative Net Loss Rate (as such terms are defined in the Insurance Agreement) are accurate.

          The Back-up Servicer shall certify in the event that there is any discrepancy to the Insurer that it has verified the Servicer's Certificate in accordance with this Section 4.13 and shall notify the Servicer, the Trustee, the Noteholders and the Insurer of any discrepancies, in each case, on or before the third Business Day following the Determination Date. In the event that the Back-up Servicer reports any such discrepancies, the Servicer and the Back-up Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to the related Payment Date. In the event that the Back-up Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer Certificate by the related Payment Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth Business Day, but in no event later than the eighth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, upon the occurrence of an Insurance Agreement Event of Default the Servicer shall, if so requested by the Controlling Party deliver to the Back-up Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including without limitation to supervise, verify, monitor or administer the performance of the Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer. The Back-up Servicer shall have no duties or obligations hereunder other than those expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Back-up Servicer. Except for reports, information or other documents provided to the Back-up Servicer pursuant to the specific provisions in this Agreement, any reports, information or other documents provided to the Back-up Servicer or the Trustee are for informational purposes only and such parties' receipt of any such information shall not constitute constructive notice of any information contained therein or determinable from any information contained therein, including the Issuer, the Seller or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

     SECTION 4.14.  Retention and Termination of Servicer.  The Servicer hereby
                    -------------------------------------
covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2000, which term shall be extendible by the Controlling Party for successive quarterly terms ending on each successive June 30, September 30, December 31 and March 31, until the Notes are paid in full. Each such extension notice which may be executed by the Controlling Party from time to time (a "Servicer Extension Notice") shall be
                                        --------------------------
delivered by the Controlling Party to the Trust Collateral Agent, the Noteholders and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Trust Collateral Agent agrees that if as of the fifteenth day prior to the last day of any term of the Servicer the Trust Collateral Agent shall not have received any Servicer Extension Notice from the Controlling Party, the Trust Collateral Agent will, within five days thereafter, give written notice of such non-receipt to the Insurer (or, if the Insurer is not the Controlling Party, to the Noteholder), the Back-up Servicer (or any alternate successor Servicer appointed by the Insurer pursuant to Section 10.3(b)) and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

     SECTION 4.15.  Fidelity Bond.  The Servicer or such successor servicer
                    -------------
that is performing the servicing duties of the Servicer (unless the successor servicer is the Back-up Servicer), has obtained, and shall continue to maintain in full force and effect, a fidelity bond of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

                                   ARTICLE V

                 Trust Accounts and Spread Account; Payments;
                 --------------------------------------------
               Statements to Certificateholders and Noteholders
               ------------------------------------------------

     SECTION 5.1. Establishment of Trust Accounts and Spread Account.
                  --------------------------------------------------

          (a) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating
              -------------------
that the funds deposited
therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Collection Account shall initially be established with the Trust Collateral Agent.

          (b) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Note Payment Account"), bearing a designation clearly indicating
              ---------------------
that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Note Payment Account shall initially be established with the Trust Collateral Agent.

          (c) The Trust Collateral Agent, on behalf of the Noteholders and the Insurer, shall establish and maintain in its own name an Eligible Deposit Account (the "Spread Account"), bearing a designation clearly indicating that
              ---------------
the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders and the Insurer. The Spread Account shall initially be established with the Trust Collateral Agent.

          (d) Funds on deposit in the Collection Account, the Note Payment Account and the Spread Account (collectively, the "Trust Accounts") shall be
                                                   --------------
invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise) which, absent any instruction shall be the investments specified in clause (d) of the definition of Eligible Investments set forth herein. Other than as permitted by the Rating Agency and the Insurer, funds on deposit in any Trust Account or the Spread Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. All Eligible Investments will be held to maturity.

          (e) All investment earnings of monies deposited in the Trust Accounts shall be deposited (or caused to be deposited) by the Trust Collateral Agent in the Collection Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Collection Account. All investment earnings of monies deposited in the Spread Account shall be deposited (or caused to be deposited) by the Trust Collateral Agent in the Spread Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Spread Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts and the Spread Account unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if necessary, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel to such effect.

          (f) The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts or the Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (g) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts or the Spread Account to the Trust Collateral Agent by 12:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or
(ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property and Spread Account Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts and the Spread Account in one or more Eligible Investments pursuant to paragraph (b) above.

          (h) (i) The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Trust Property. The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Spread Account Property. Except as otherwise provided herein, the Trust Accounts and the Spread Account shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders and/or the Insurer, as the case may be. If, at any time, any of the Trust Accounts or the Spread Account ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which the Rating Agency and the Insurer may consent) establish a new Trust Account or Spread Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or Spread Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts or the Spread Account are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts or the Spread Account, as the case may be, ceasing to be an Eligible Deposit Account.

              (ii)  With respect to the Trust Account Property:

                    (A) any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

                    (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of "Delivery" in Section 1.1 and
                                                ---------
       shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a financial intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Trust Collateral Agent;

                    (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph
       (b) of the definition of "Delivery" in Section 1.1 and shall be
                                 --------
       maintained by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                    (D)  any Trust Account Property that is an "uncertificated
                                                                --------------
       security" under Article 8 of the UCC and that is not governed by clause
       --------
       (C) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) of the definition of "Delivery" in Section 1.1 and
                                                ---------
       shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent's (or its nominee's) ownership of such security.

          Effective upon delivery of any Trust Account Property in the form of physical property, book-entry securities or uncertificated securities, the Trust Collateral Agent shall be deemed to have purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

          The Trust Collateral Agent shall not enter into any subordination or intercreditor agreement with respect to the Trust Account Property.

     SECTION 5.2. Reserved.
                  --------

     SECTION 5.3. Certain Reimbursements to the Servicer.  To the extent that
                  --------------------------------------
other reimbursable expenses are not recovered pursuant to Section 4.3, the Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Monthly Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent and the Controlling Party as may be necessary in the opinion of the Controlling Party to verify the accuracy of such certification. In the event that the Controlling Party has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Controlling Party shall give the Trust Collateral Agent notice to such effect, following receipt of which the Trust Collateral Agent shall not make a distribution to the Servicer in respect of such amount pursuant to

Section 5.7, or if the Servicer prior thereto has been reimbursed pursuant to
Section 5.7, the Trust Collateral Agent shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

     SECTION 5.4. Application of Collections.  All collections for the Monthly
                  --------------------------
Period shall be applied by the Servicer as follows:

          With respect to each Simple Interest Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method. With respect to each Rule of 78s Receivable and with respect to each Actuarial Receivable, (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Actuarial Method.

     SECTION 5.5. Spread Account.
                  --------------

          (a) The Spread Account will be held for the benefit of the Noteholders and the Insurer. On or prior to the Closing Date, the Issuer shall deposit or cause to have deposited an amount equal to the Requisite Amount into the Spread Account from the net proceeds of the sale of the Notes.

          (b) In the event that the Servicer's Certificate with respect to any Determination Date (other than the Determination Date preceding the Final Scheduled Payment Date) shall state that the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (iv) (and, at the option of the Insurer in its sole discretion, clause (v)) of Section 5.7(a) (such deficiency being a "Deficiency Claim Amount") then on the Deficiency Claim Date
                    ------------------------
immediately preceding such Payment Date, the Servicer shall deliver to the Trust Collateral Agent, the Owner Trustee and the Insurer, by hand delivery, telex or facsimile transmission, a written notice in substantially the form of Exhibit B attached hereto (a "Deficiency Notice") specifying the Deficiency Claim Amount
                    ------------------
for such Payment Date. Such Deficiency Notice shall direct the Trust Collateral Agent to remit such Deficiency Claim Amount for deposit in the Collection Account on the related Payment Date. With respect to the Determination Date next preceding the Final Scheduled Payment Date, the Deficiency Claim Amount will be calculated in the manner described above, except that, the calculation will use clauses (i) through (v) of Section 5.7(a).

          (c) Any Deficiency Notice shall be delivered by 12:00 noon, New York City time, on the fourth Business Day preceding such Payment Date. The amounts distributed pursuant to a Deficiency Notice shall be deposited by the Trust Collateral Agent into the Collection Account pursuant to Section 5.6.

          (d) With respect to the Spread Account Property, the Trust Collateral Agent agrees that, subject at all times to the terms of the Securities Account Control Agreement:

               (i) Any Spread Account Property that is held in deposit accounts shall be held solely in the name of the Trust Collateral Agent, with the Trust Collateral Agent. The Spread Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signatory authority with respect thereto.

               (ii) Any Spread Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent, in accordance with paragraph (a) of the definition of "Delivery" in Section 1.1 and shall be held,
                                    --------
pending maturity or disposition, solely by the Trust Collateral Agent, or a securities intermediary, as such term is defined in Section 8-102(a)(14) of the UCC, acting solely for the Trust Collateral Agent.

               (iii) Any Spread Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" in Section 1.1 and shall be maintained by the Trust
               --------
Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Spread Account Property as described in such paragraph.

               (iv)  Any Spread Account Property that is an "uncertificated
                                                             --------------
security" under Article 8 of the UCC and that is not governed by clause (iii)
--------
above shall be delivered to the Trust Collateral Agent, in accordance with paragraph (d) of the definition of "Delivery" in Section 1.1 and shall be
                                    --------
maintained by the Trust Collateral Agent, pending maturity or disposition through continued registration of the Trust Collateral Agent's or its securities intermediary's (or its custodian's or its nominee's) ownership of such security, in its capacity as Trust Collateral Agent.

               (v) Effective upon delivery of any Spread Account Property in the form of physical property, book-entry securities or uncertificated securities, the Trust Collateral Agent shall be deemed to have purchased such Spread Account Property for value, in good faith and without notice of any adverse claim thereto.

               (vi) The Trust Collateral Agent shall not enter into any subordination or intercreditor agreement with respect to the Spread Account Property.

          (e) On or after the occurrence of an Event of Default under the Indenture and the acceleration of the Notes thereunder, and upon the written direction of the Insurer, all, or any portion of, amounts on deposit in the Spread Account shall be applied to pay amounts described in Section 5.6 of the Indenture.

     SECTION 5.6. Additional Deposits.
                  -------------------

          (a) TFC and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date following the date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables.

          (b) Proceeds of any redemption of the Notes described in Section 11.1 shall be deposited in the Collection Account.

     SECTION 5.7. Payments.
                  --------

          (a) On each Payment Date, the Trust Collateral Agent shall (x) distribute all amounts deposited by the Insurer pursuant to Section 5.12 as directed by the Insurer in writing and (y) (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date unless the Insurer shall have notified the Trust Collateral Agent in writing by the close of business on the Business Day immediately preceding such Payment Date of any errors or deficiencies with respect thereto) distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

               (i) from the Amount Available, to the Servicer, the Base Servicing Fee for the related Monthly Period, and any amounts specified in
Section 5.3, to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3 and to the extent not retained by the Servicer;

               (ii) from the remaining Amount Available, pro rata in accordance with the respective amounts then owed, to the Trustee, Trust Collateral Agent, Back-up Servicer, Owner Trustee and P.O. Box Owner, their accrued and unpaid fees and expenses, (including, but not limited to, reasonable attorneys' fees and reasonable transition costs); provided, however, that such fees and expenses
                                  --------  -------
in the aggregate for the Trustee, Trust Collateral Agent, Back-up Servicer and the P.O. Box Owner shall not exceed an amount equal to the product of one-twelfth (1/12) of 0.09% times the Pool Balance as of the next preceding
                        -----
Accounting Date (except in the case of the first Payment Date, such amount shall be based on the Pool Balance as of the Closing Date and the number of days between the Closing Date and the first Payment Date), and that such fees and expenses in the aggregate for the Owner Trustee shall not exceed $2500, per annum, and that all such expenses in the aggregate shall not exceed $100,000 for the period concluding on the Final Scheduled Payment Date.

               (iii) from the remaining Amount Available and from amounts, if any, paid under the Note Policy with respect to such Payment Date, to the Note Payment Account, the Noteholders' Interest Payment Amount;

               (iv) so long as an Insurer Payment Default has not occurred and is continuing, from the remaining Amount Available, to the Insurer, the premium owing to the Insurer under the Insurance Agreement (other than the Excess Premium as such term is defined in the Premium Letter);

               (v) from the remaining Amount Available and from amounts, if any, paid under the Note Policy with respect to such Payment Date to the Note Payment Account, the Noteholders' Principal Payment Amount;

               (vi) from the remaining Amount Available, to the Insurer, all other amounts owing to the Insurer under the Insurance Agreement and the other Basic Documents and not previously paid;

               (vii) from the remaining Available Funds to the Note Payment Account, the Additional Principal Payment Amount;

               (viii) from the remaining Available Funds to the Spread Account, the amount required to fund the Spread Account to the Requisite Amount;

               (ix) from the remaining Available Funds to the Back-up Servicer, the Supplemental Servicing Fee; and

               (x) to the Certificate Distribution Account or as otherwise specified in the Trust Documents, all remaining Available Funds together with any remaining funds released from the Spread Account due to an excess of funds in the Spread Account over the Requisite Amount.

Provided, however, that (A) following an acceleration of the Notes or (B) if an
--------  -------
Insurer Default shall have occurred and be continuing and an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(vi) of the Indenture shall have occurred and be continuing, in each case, to the extent actually known by a Trust Officer of the Trust Collateral Agent, or (C) following the receipt of Insolvency Proceeds pursuant to Section 11.1(b), amounts deposited in the Note Payment Account (including any such Insolvency Proceeds) shall be paid to the Noteholders pursuant to Section 5.6 of the Indenture and the Trustee may, and if the Trustee is so directed by Holders holding Notes representing not less than 66/2/3/% of the Outstanding Amount of the Notes, the Trustee (subject to Section 6.2(f) of the Indenture), shall, declare the unpaid principal amount of all the Notes to be immediately due and payable at par, together with accrued interest thereon, and upon such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest.

          (b) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to
Section 5.7(a) on the related Payment Date.

          (c) Each Certificateholder, by its acceptance of its Certificate will be deemed to have consented to the provisions of paragraph (a) above relating to the priority of distributions, and will be further deemed to have acknowledged that no property rights in any amount of or the proceeds of any such amount shall vest in such Certificateholder until such amounts have been distributed to such Certificateholder pursuant to such provisions; provided, that the foregoing shall not restrict the right of any Certificateholder, upon compliance with the provisions hereof, from seeking to compel the performance of the provisions hereof by the parties hereto.

          (d) In furtherance of and not in limitation of the foregoing, each Certificateholder, by acceptance of its Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts, unless and until such amounts have been distributed pursuant to clause
(x) above to such Certificateholder. Each Certificateholder by acceptance of its Certificate, further specifically acknowledges that it has no right to or interest in any monies at any time held in the Spread Account pursuant hereto prior to the release of such monies as aforesaid, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, nothing shall be deemed to limit the Certificateholders from receiving any amounts to which they are entitled from the releases from the Spread Account pursuant to Sections 5.7(a)(x). Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Spread Account constitute a pledge of collateral, then the provisions of this Agreement shall be considered to constitute a security agreement and the Seller and the Certificateholders hereby grant to the Trust Collateral Agent for the benefit of the Trustee and the Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 5.5. In addition, each Certificateholder, by acceptance of its Certificate, as applicable, hereby appoints the Seller as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time to the Trust Collateral Agent for the benefit of the Trustee and the Insurer and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Trust Collateral Agent's Security Interest in the Spread Account.

     SECTION 5.8. Note Payment Account.
                  --------------------

          (a) On each Payment Date, the Trust Collateral Agent shall distribute all amounts on deposit in the Note Payment Account, as such amounts on deposit in the Note Payment Account are specified on the related Servicer's Certificate, to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority:

               (i)  the Noteholders' Interest Payment Amount;

               (ii) the Noteholders' Principal Payment Amount and the Additional Principal Payment Amount until the Outstanding Amount of the Notes is reduced to zero.

          (b) On each Payment Date, the Trust Collateral Agent shall send to each Noteholder pursuant to a written request the statement provided to the Trust Collateral Agent by the Servicer pursuant to Section 5.11 hereof on such Payment Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The parties hereto hereby agree to provide to the Trust Collateral Agent the information any such party may have, if any, with respect to any such withholding tax. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax that is legally owed by the

Trust (but such authorization shall not prevent the Trust Collateral Agent from contesting any such tax in appropriate proceedings, although the Trust Collateral Agent is under no obligation to so contest absent direction from the Controlling Party to so contest, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment (such as a payment to a non-US Noteholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses incurred. Notwithstanding anything to the contrary contained in this Agreement, neither the Trust Collateral Agent nor the Trustee shall have any liability or obligation with respect to withholding tax issues unless and until it receives notification from the Servicer pursuant to
Section 12.1(b)(ii).

          (d) Payments required to be made to Noteholders on any Payment Date shall be made to each Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 or, if not, by check mailed to such Noteholder at the address of such holder appearing in the Note Register; provided, however, that, unless Notes
                                       --------  -------
have been issued pursuant to Section 3.13 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co. or Morgan Guaranty Trust Company of New York), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final payment in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture; provided, however,
                                                             --------  -------
that such presentation and surrender shall be waived with respect to any Noteholder upon satisfaction by such Noteholder of the indemnity requirements set forth in Section 2.6 of the Indenture.

     SECTION 5.9.   [Reserved.]
                     ---------

     SECTION 5.10.  [Reserved.]
                     --------

     SECTION 5.11.  Statements to Certificateholders and Noteholders.  On or
                    ------------------------------------------------
prior to each Determination Date, the Servicer shall provide, or cause to be provided, to the Trust Collateral Agent and the Owner Trustee (with a copy to the Insurer and the Rating Agency) for the Trust Collateral Agent to forward to each Noteholder of record, and to each Certificateholder of record, a statement setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

               (i) the amount of such payment allocable to principal of the Notes and to the Certificate Balance of the Certificates;

               (ii) the amount of such payment allocable to interest on or with respect to the Notes and to the Certificates;

               (iii)  the amount of such payment allocable to the Certificates;

               (iv) the amount of such payment payable to the Noteholders withdrawn from the Spread Account or pursuant to a claim on the Note Policy;

               (v) the Pool Balance as of the close of business on the last day of the preceding Monthly Period;

               (vi) the aggregate outstanding principal amount of the Notes, the Note Factor, and after giving effect to payments allocated to principal reported under (i) above;

               (vii) the amount of the Base Servicing Fee and any reimbursable amounts paid to the Servicer with respect to the related Monthly Period and/or due but unpaid with respect to such Monthly Period or prior Monthly Periods, as the case may be;

               (viii) the Noteholders' Interest Carryover Shortfall and the Noteholders' Principal Carryover Shortfall;

               (ix) the amount of the aggregate Realized Losses, if any, for the second preceding Monthly Period;

               (x) the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period;

               (xi) recoveries for the period on charged off and liquidated accounts; and

               (xii) the amount of any deposits to the Collection Account pursuant to Section 5.12 hereof.

          Each amount set forth pursuant to paragraph (i), (ii), (iii), (iv),
(vii) and (viii) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes or the initial Certificate Balance, as applicable.

     SECTION 5.12.  Optional Deposits by the Insurer.  The Insurer shall at any
                    --------------------------------
time, and from time to time, with respect to a Payment Date, have the option (but shall not be required, except in accordance with the terms of the Note Policy) to deliver amounts to the Trust Collateral Agent for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Payment Date, or (ii) to include such amount to the extent that without such amount a draw would be required to be made on the Note Policy.

                                  ARTICLE VI

                                The Note Policy
                                ---------------

     SECTION 6.1. Claims Under Note Policy.
                  ------------------------

          (a) In the event that the Trust Collateral Agent has received a Deficiency Notice with respect to any Determination Date pursuant to Section 5.5 hereof, the Trust Collateral Agent shall on the related Draw Date determine the Note Policy Claim Amount for the related Payment Date. If the Note Policy Claim Amount specified on the Deficiency Notice for such Payment Date is greater than zero, the Trust Collateral Agent shall furnish to the Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice For Payment (as defined in (b) below) in the amount of the Note Policy Claim Amount. Amounts paid by or on behalf of the Insurer pursuant to a claim submitted under this Section 6.1 shall be deposited by the Trust Collateral Agent into the Note Payment Account for payment pursuant to paragraph (b) below to Noteholders on the related Payment Date.

          (b) Any notice delivered by the Trust Collateral Agent to the Insurer pursuant to subsection 6.1(a) shall specify the Note Policy Claim Amount claimed under the Note Policy and to the extent such notice satisfies requirements set forth in the Note Policy shall constitute a "Notice For Payment" thereunder. In
                                             -------------------
accordance with and subject to the provisions of the Note Policy, the Insurer is required to pay to the Trust Collateral Agent the Note Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of
(i) the third Business Day (as defined in the Note Policy) following receipt on a Business Day (as defined in the Note Policy) of the Notice For Payment, and
(ii) the applicable Payment Date. Any payment made by the Insurer under the Note Policy shall be applied by the Trust Collateral Agent solely to the payment of the Notes, and for no other purpose.

          (c) The Trust Collateral Agent shall (i) receive as attorney-in-fact of each Noteholder any Note Policy Claim Amount from the Insurer and (ii) deposit the same in the Note Payment Account for payment to Noteholders. Any and all Note Policy Claim Amounts disbursed by the Trust Collateral Agent from claims made under the Note Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Notes, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Trust Collateral Agent shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar (as defined in the Indenture) shall note the Insurer's rights as subrogee upon the register of the Noteholders upon receipt from the Insurer of proof of payment by the Insurer in respect of any Noteholders' Interest Payment Amount or Noteholders' Principal Payment Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Notes.

          (d) The Trust Collateral Agent shall keep a complete and accurate record of all funds deposited by the Insurer into the Note Payment Account and the Collection Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trust Collateral Agent.

          (e) The Trust Collateral Agent shall be entitled to enforce on behalf of the Noteholders the obligations of the Insurer under the Note Policy.

     SECTION 6.2. Preference Claims.
                  -----------------

          (a) In the event that the Trust Collateral Agent has received a certified copy of final, non appealable order of the appropriate court that any Noteholders' Interest Payment Amount or Noteholders' Principal Payment Amount paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Collateral Agent shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trust Collateral Agent shall furnish to the Insurer its records evidencing the payments of principal of and interest on Notes, if any, which have been made by the Trust Collateral Agent and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order (as defined in the Note Policy) and not to the Trust Collateral Agent or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trust Collateral Agent for payment to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

          (b) The Trust Collateral Agent shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trust Collateral Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Note Preference Claim") of any payment made with respect to the Notes.
        ---------------------
Each Holder, by its purchase of Notes, and the Trust Collateral Agent hereby agree that so long as an Insurer Default shall not have occurred and be continuing and there are Notes outstanding, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.1(c), the Insurer shall be subrogated to, and each Noteholder and the Trust Collateral Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     SECTION 6.3. Surrender of Policy.  The Trust Collateral Agent shall
                  -------------------
surrender the Note Policy to the Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.

                                  ARTICLE VII

                                   RESERVED
                                   --------

                                 ARTICLE VIII

                                  The Seller
                                  ----------

     SECTION 8.1. Representations of Seller.  The Seller makes the following
                  -------------------------
representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy, on which the Issuer is deemed to have relied in acquiring the Receivables, on which the Trustee is deemed to have relied in issuing the Note and on which the Noteholders are deemed to have relied in purchasing the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

          (a) Schedule of Representations.  The representations and warranties
              ---------------------------
set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

          (b) Organization and Good Standing.  The Seller has been duly
              ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

     (c) Due Qualification.  The Seller is duly qualified to do business as a
         -----------------
foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller's obligations hereunder and under the Seller's Basic Documents.

     (d) Power and Authority.  The Seller has the power and authority to execute
         -------------------
and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller's Basic Documents have been duly authorized by the Seller by all necessary corporate action.

     (e) Valid Sale, Binding Obligations.  This Agreement effects a valid sale,
         -------------------------------
transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller. This Agreement and the Seller's Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (f) No Violation.  The consummation of the transactions contemplated by
         ------------
this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

     (g) No Proceedings.  There are no proceedings or investigations pending or,
         --------------
to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents,
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or
(D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

     (h) Approvals.  All approvals, authorizations, consents, orders or other
         ---------
actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

     (i) No Consents.  The Seller is not required to obtain the consent of any
         -----------
other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

     (j) Chief Executive Office.  The chief executive office of the Seller is at
         ----------------------
5425 Robin Hood Road, Suite 101C, Norfolk, Virginia  23513.

  SECTION 8.2. Corporate Existence.
               -------------------

     (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

     (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

          (i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

          (ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

          (iii) the Seller shall hold such appropriate meetings of its Board of Directors or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

          (iv) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from its Affiliates; and

          (v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

  SECTION 8.3. Liability of Seller; Indemnities.  The Seller shall be liable in
               --------------------------------
accordance herewith only to the extent of the obligations specifically undertaken under this Agreement by the Seller and the representations made by the Seller under this Agreement.

     (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust, the Insurer, the Trustee, Back-up Servicer and the Trust Collateral Agent from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any federal or other income taxes arising hereunder, including any fees, late charges, penalty or other similar payment paid to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Back-up Servicer and the Insurer and any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

     (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Trust Collateral Agent, the Insurer, the Certificateholders, Back-up Servicer and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or the Seller's reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates but not any violation of such laws that are attributable in whole to the actions of Rothschild Inc.

     (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Trustee, Back-up Servicer and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Back-up Servicer, the Owner Trustee, the Trustee, and the Trust Collateral Agent.

          Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee, Back-up Servicer or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement or the Custodian Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

  SECTION 8.4. Merger or Consolidation of, or Assumption of the Obligations of,
               ----------------------------------------------------------------
Seller.  Any Person (a) into which the Seller may be merged or consolidated, (b)
------
which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases (x) has a certificate of incorporation containing provisions relating to limitations on business and other matters substantially identical to those contained in the Seller's certificate of incorporation and (y) executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided,
                                                                     --------
however, that (i) the Seller shall have received the written consent of the
-------
Controlling Party prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (iii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Controlling Party an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction, (v) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Controlling Party an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest, and (vi) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 8.4 to the Rating Agency and the Trust Collateral Agent and shall have received confirmation from the Rating Agency that the then current rating of the Securities (without giving effect to the Note Policy) will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv), (v) and (vi) above shall be conditions to the consummation of the transactions referred to in clauses (a),
(b) or (c) above.

  SECTION 8.5. Limitation on Liability of Seller and Others.  The Seller and any
               --------------------------------------------
director or officer or employee or agent of the Seller may rely in good faith on the written advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

  SECTION 8.6. Seller May Own Certificates or Notes.  The Seller and any
               ------------------------------------
Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates
                              --------  -------
owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and will not be entitled to the benefits of the Note Policy. The Seller shall notify the Owner Trustee, the Trustee, the Trust Collateral Agent, the Noteholders and the Insurer in writing promptly after it or any of its Affiliates become the owner or pledgee of a Certificate or a Note.

                                   ARTICLE IX

                                  The Servicer
                                  ------------

  SECTION 9.1. Representations of Servicer.  The Servicer makes the following
               ---------------------------
representations on which the Insurer shall be deemed to have relied in executing and delivering the Note Policy, on which the Issuer is deemed to have relied in acquiring the Receivables, on which the Trust shall be deemed to have relied in issuing the Notes and on which the Noteholders shall be deemed to rely in purchasing the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

          (i) Representations and Warranties.  The representations and
              ------------------------------
warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct, provided that such representations and warranties contained therein and herein shall not apply to any entity other than TFC;

          (ii) Organization and Good Standing.  The Servicer has been duly
               ------------------------------
organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and each of the Basic Documents to which it is a party;

          (iii) Due Qualification.  The Servicer is duly qualified to do
                -----------------
business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iv)  Power and Authority.  The Servicer has the power and authority
                -------------------
to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

          (v)   Binding Obligation.  This Agreement and the Servicer's Basic
                ------------------
Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (vi)  No Violation.  The consummation of the transactions contemplated
                ------------
by this Agreement and the Servicer's Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer's Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or any way materially adversely affect the interest of the Insurer, the Noteholders or the Trust in any Receivable or affect the Servicer's ability to perform its obligations under this Agreement;

          (vii) No Proceedings.  There are no proceedings or investigations
                --------------
pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities;

          (viii) Approvals.  All approvals, authorizations, consents, orders
                 ---------
or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date;

          (ix)   No Consents.  The Servicer is not required to obtain the
                 -----------
consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained;

          (x)    Chief Executive Office.  The chief executive office of TFC is
                 ----------------------
located at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513.

  SECTION 9.2. Liability of Servicer; Indemnities.
               ----------------------------------

     (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer and to the extent not covered in Section 3.04 (Indemnification) of the Insurance Agreement;

     (b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

     (c) The Servicer (when the Servicer is TFC) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same, except to the extent that such costs, expenses, losses, damages, claims and liabilities arise out of the negligence or willful misconduct of such indemnified parties;

     (d) The Servicer (when the Servicer is not TFC or the Trust Collateral Agent) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same;

          (e) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer or the Noteholders, by reason of the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement;

          (f) The Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Trustee, Back-up Servicer and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Back-up Servicer, the Owner Trustee, the Trustee, and the Trust Collateral Agent;

          (g) TFC shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, Back-up Servicer, the Insurer, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Securities except for violations of such laws by Rothschild Inc.; and

          (h) Indemnification under this Article shall survive the termination of this Agreement and will survive the early resignation or removal of any of the parties hereto and the Trustee, Back-up Servicer, and the Trust Collateral Agent and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Servicer shall not terminate or be deemed released upon the resignation or termination of TFC as the Servicer and shall survive any termination of this Agreement.

     SECTION 9.3. Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, the Servicer or the Trust Collateral Agent.
----------------------------------------------

          (a) The Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity, there shall be no material adverse effect upon the ability of the surviving entity to fulfill its duties contained in this Agreement. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be
                 --------  -------
deemed to release the Servicer from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 9.3(a) to the Owner Trustee, the Trust Collateral Agent, the Noteholders, the Insurer and the Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) the Servicer shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Rating Agency and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.3(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) TFC shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Rating Agency and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust Collateral Agent in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Trust Collateral Agent may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Trust Collateral Agent shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Trust Collateral Agent, or (iv) succeeding to the business of the Trust Collateral Agent, in any of the foregoing cases shall be the successor to the Trust Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. In the event that the resulting entity does not meet the eligibility requirements set forth in Section 6.11 of the Indenture, the Trust Collateral Agent, upon the written request of the Insurer, shall resign. Nothing contained herein shall be deemed to release the Trust Collateral Agent from any obligation.

     SECTION 9.4. Limitation on Liability of Servicer, Trust Collateral Agent
                  -----------------------------------------------------------
and Others.
----------

          (a) Neither TFC, the Seller, the Trust Collateral Agent, the Back-up Servicer, the Trustee nor any of the directors or officers or employees or agents of TFC, the Seller, the Trustee, Back-up Servicer or the Trust Collateral Agent shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this
                                                 --------  -------
provision shall not protect TFC, the Trustee, the Trust Collateral Agent, Back-up Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties, reckless disregard of obligations and duties under this Agreement or any violation of law by TFC, the Seller, the Trustee, the Trust Collateral Agent, Back-up Servicer or such person, as the case may be; provided further, however, that this provision shall
                            -------- -------  -------
not affect any liability to indemnify the Trust Collateral Agent, the Trustee, Back-up Servicer and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent, the Back-up Servicer, the Trustee and the Owner Trustee, in their individual capacities. TFC, the Trust Collateral Agent, Back-up Servicer, the Trustee and any director, officer, employee or agent of any such entity may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Trust Collateral Agent and the Back-up Servicer shall not be required to expend or risk their own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

          (b) Notwithstanding anything herein to the contrary, the Trust Collateral Agent, the Back-up Servicer and the Trustee shall not be liable for any obligation of the Servicer contained in this Agreement, and the Owner Trustee, the Seller, the Insurer and the Noteholders shall look only to the Servicer to perform such obligations.

          (c) The parties expressly acknowledge and consent to Norwest Bank Minnesota, National Association acting in the possible multiple capacities of Back-up Servicer, successor Servicer, Trust Collateral Agent and Trustee. Norwest Bank Minnesota, National Association may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Norwest Bank Minnesota, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto, and the Noteholders except in the case of gross negligence and willful misconduct by Norwest Bank Minnesota, National Association.

     SECTION 9.5. Delegation of Duties.  The Servicer may delegate duties under
                  --------------------
this Agreement to an Affiliate thereof, with the prior written consent of the Controlling Party. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the written consent of the Insurer and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, without the prior written consent of the Insurer; provided,
                                                                  --------
however, that no such delegation or sub-contracting of duties by the Servicer
-------
shall relieve the Servicer of its responsibility with respect to such duties.
So long as no Insurer Default shall have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or
(c) the Note Policy has not expired in accordance with its terms, neither TFC nor any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Insurer and the Trust Collateral Agent.

     SECTION 9.6. Servicer and Trust Collateral Agent Not to Resign.
                  -------------------------------------------------

          (a) Subject to the provisions of Section 9.3, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer, and the Controlling Party does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent, the Owner Trustee and the Controlling Party. No resignation of the Servicer shall become effective until the Trust Collateral Agent or an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer.

          (b) The Trust Collateral Agent and any successor Trust Collateral Agent may resign under this Agreement at any time upon 30 days prior written notice by so notifying the Servicer, the Owner Trustee, the Insurer and the Noteholders; provided, however that such resignation shall not be effective
             --------  -------
until a successor Trust Collateral Agent shall have accepted appointment as successor Trust Collateral Agent.

                                   ARTICLE X

                                    Default
                                    -------

     SECTION 10.1.  Servicer Termination Event.  For purposes of this Agreement,
                    --------------------------
each of the following shall constitute a "Servicer Termination Event":
                                          ---------------------------

          (a) Any failure by the Servicer to deliver, or cause to be delivered, to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement or any other Basic Document (including deposits of the Purchase Amount pursuant to Section 3.2 and Section 4.7) that continues unremedied for a period of one (1) Business Day after the earlier to occur of the date on which written notice is received by the Servicer from the Trust Collateral Agent or (unless an Insurer Default shall have occurred and be continuing) the Insurer or discovery of such failure by a Responsible Officer of the Servicer; or

          (b) Failure by the Servicer to deliver, or cause to be delivered, to the Trust Collateral Agent and (so long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms) the Insurer the Servicer's Certificate by the Determination Date prior to the Payment Date that continues unremedied for a period of one (1) Business Day or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.3(a); or

          (c) Failure on the part of the Servicer duly to observe or perform any other covenant, agreement or obligation (including any financial obligation) of the Servicer set forth in this Agreement (or, as to TFC, if TFC is the Servicer, the Purchase Agreement or any other Basic Documents to which it is a party), which failure (i) materially and adversely affects the rights of Noteholders (determined without regard to the availability of funds under the Note Policy), or of the Insurer (unless an Insurer Default shall have occurred and be continuing), and (ii) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by a Responsible Officer of the Servicer by the Trust Collateral Agent or the Insurer (or, if an Insurer Default shall have occurred and be continuing by any Noteholder or group of Noteholders evidencing not less than 25% of the principal balance of the Notes) or (y) the discovery of such failure by a Responsible Officer of the Servicer; or

          (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

          (e) The commencement by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) or of any substantial part of its property or the making by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) of an assignment for the benefit of creditors or the failure by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) generally to pay its debts as such debts become due or the admission by the Servicer of its inability to pay its debts generally as they become due or the taking of corporate action by the Servicer (or if TFC or an Affiliate of the Seller is the Servicer, the Seller) in furtherance of any of the foregoing; or

          (f) Any representation, warranty or statement of the Servicer made in this Agreement or any other Basic Document or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the interests or rights of the Trust, the Insurer or the Noteholders in the Trust Property, including the Receivables and, if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) discovery thereof by a Responsible Officer of the Servicer or (y) the delivery of written notice thereof shall have been given to the Servicer by the Trust Collateral Agent or the Insurer (or, if an Insurer Default shall have occurred and be continuing, a Noteholder), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

          (g) So long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, an Insurance Agreement Event of Default shall have occurred; or

          (h) The existence in any audit of the Servicer required to be provided hereunder of a material exception which may have a material adverse effect on the Noteholders, the Trust Property or the Insurer, as determined under Section 1.7 by the Insurer in the reasonable exercise of its judgment; or

          (i) The Servicer (if TFC is the Servicer) shall fail to pay any principal, premium or interest on any indebtedness in excess of $1,000,000 (the "Indebtedness") or greater, when the same becomes due and payable (whether by
 ------------
scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue uncured and unwaived after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Servicer or any other similar event, shall occur and shall continue uncured and unwaived after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (j) So long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, the Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14; or

          (k)  A claim is made under the Note Policy; or

          (l) Failure by the Servicer to deliver to the Trustee and (so long as an Insurer Default shall not have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms) the Insurer, the Servicer's Certificate required pursuant to Section 4.9 on any Determination Date within one (1) Business Day after the date such certificate is required to be delivered; or

          (m) A default exists under the Certificate to the Trustee and the Controlling Party is not the Insurer,

          (1) with respect to any Determination Date occurring during a period set forth below, the Average Delinquency Ratio shall be greater than the percentage set forth below opposite the period during which such Determination Date occurs:

     Period                                  Maximum Percentage
     ----------------------------------------------------------

     from the Cutoff Date to the 12th                    20.00%
     Monthly Period to occur after the
     Closing Date

     from the 13th Monthly Period to                     23.00%
     occur after the Cutoff Date to the
     18th Monthly Period to occur after
     the Cutoff Date

     from the 19th Monthly Period to occur               28.00%
     after the Cutoff Date and at any time
     thereafter;

     (2) the Cumulative Net Loss Rate (as such term is defined in the Insurance Agreement) for any Determination Date occurring during a period set forth below shall be greater than the percentage set forth opposite such period:

     Period                                  Maximum Percentage
     ----------------------------------------------------------

     from the Cutoff Date to the third                    1.60%
     Monthly Period to occur after the
     Cutoff Date

     from the fourth Monthly Period to                    5.50%
     occur after the Cutoff Date to the
     sixth Monthly Period to occur after
     the Cutoff Date

     from the seventh Monthly Period                     12.90%
     to occur after the Cutoff Date to
     the ninth Monthly Period after the
     Cutoff Date

     from the tenth Monthly Period to                    20.00%
     occur after the Cutoff Date to
     the 12th Monthly Period to occur
     after the Cutoff Date

     from the 13th Monthly Period to                     20.30%
     occur after the Cutoff Date to
     the 15th Monthly Period to occur
     after the Cutoff Date

     from the 16th Monthly Period to                     20.80%
     occur after the Cutoff Date to
     the 18th Monthly Period to occur
     after the Cutoff Date

     from the 19th Month Period to                       21.80%
     occur after the Cutoff Date to
     the 21st Monthly Period to occur
     after the Cutoff Date

     from the 22nd Monthly Period to                     22.80%
     occur after the Cutoff Date to
     the 24th Monthly Period to occur
     after the Cutoff Date

     from the 25th Monthly Period to                     23.80%
     occur after the Cutoff Date to
     the 27th Monthly Period to occur
     after the Cutoff Date

     from the 28th Monthly Period to                     24.90%
     occur after the Cutoff Date and at any
     time thereafter.

          (n) So long as TFC is the Servicer hereunder, the failure of TFC Enterprises, Inc. to own 100% of the capital stock of the Servicer.

     SECTION 10.2.  Consequences of a Servicer Termination Event.  If a Servicer
                    --------------------------------------------
Termination Event shall occur and be continuing, the Trust Collateral Agent (to the extent a Trust Officer of the Trustee has actual knowledge thereof) at the direction of the Controlling Party (or, in the event that an Insurer Default shall have occurred and be continuing, the Security Majority), by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Insurer or the Noteholders) or the Insurer, by written notice of the non-extension of the term of the Servicer as referred to in Section 4.14, shall terminate all (but not less than all) of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer pursuant to
Section 4.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Back-up Servicer (or such other successor Servicer appointed by the Controlling Party in its sole and absolute discretion pursuant to Section 10.3(b)); provided,
                                                               --------
however, that the successor Servicer  shall have (i) no liability with respect
-------
to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction (except for those of any person to whom the Successor Servicer delegates its duties pursuant to Section 9.5) and
(v) no liability or obligation with respect to any indemnification obligations of any prior servicer including the Servicer.

          The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Controlling Party, the successor Servicer shall direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2), or to a Post Office Box established by the successor Servicer at the direction of the Controlling Party, at the terminated Servicer's expense. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

     SECTION 10.3.  Appointment of Successor.
                    ------------------------

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.2, upon non-extension of the servicing term as referred to in Section 4.14, or upon the resignation of the Servicer pursuant to Section 9.6, the Back-up Servicer (unless the Insurer shall have exercised its option pursuant to Section 10.3(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Back-up Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to term-to-term servicing as referred to in Section 4.14 and to termination under Section 10.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

          (b) The Insurer, or in the event that an Insurer Default shall have occurred and be continuing, a Security Majority, may exercise at any time its right to appoint as successor to the Servicer a Person other than the Person serving as Back-up Servicer at the time, and (without limiting its obligations under the Note Policy) shall have no liability to the Back-up Servicer, TFC, the Seller, the Person then serving as successor servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if the Back-up Servicer shall be legally unable to act as Servicer, and an Insurer Default shall have occurred and be continuing, a Security Majority may petition a court of competent jurisdiction to appoint a successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Back-up Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

          (c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer payable by the outgoing Servicer, and to the extent such transition expenses have not been paid by the outgoing Servicer, such expenses payable pursuant to this Agreement shall not exceed $50,000 in the aggregate.

     SECTION 10.4.  Notification to Noteholders and Certificateholders. Upon any
                    --------------------------------------------------
termination of, or appointment of a successor to, the Servicer, the Back-up Servicer shall give prompt written notice thereof to each Noteholder. The Back-up Servicer shall also give courtesy copies of such notice to the Rating Agency.

     SECTION 10.5.  Waiver of Past Defaults. So long as no Insurer Default shall
                    -----------------------
have occurred and be continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, the Insurer (or, if an Insurer Default shall have occurred and be continuing, the Security Majority) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto. Written notice of such waiver shall be given promptly to the Rating Agency.

     SECTION 10.6.  Termination of Trust Collateral Agent. If any of the
                    -------------------------------------
following events occur and shall be continuing, the Controlling Party, upon notice to the Noteholders, may terminate all of the duties of the Trust Collateral Agent under this Agreement:

               (i) the Trust Collateral Agent shall cease to meet the eligibility requirements for the Trustee as set forth in Section 6.11 of the Indenture and shall fail to resign after written request therefor by the Insurer,

               (ii) a court having jurisdiction in the premises in respect of the Trust Collateral Agent in an involuntary case or proceeding under federal or state bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trust Collateral Agent or for any substantial part of the Trust Collateral Agent's property, or ordering the winding-up or liquidation of the Trust Collateral Agent's affairs.;

               (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trust Collateral Agent and such case is not dismissed within 60 days;

               (iv) the Trust Collateral Agent commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trust Collateral Agent or any substantial part of the Trust Collateral Agent's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

               (v) the Trust Collateral Agent has failed to perform its duties hereunder, and such failure has a material adverse effect on the Insurer or the Noteholders; and

               (vi) the Trust Collateral Agent otherwise becomes incapable of acting.

          On or after the receipt by the Trust Collateral Agent of such written notice, all authority, power, obligations and responsibilities of the Trust Collateral Agent under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of such successor Trust Collateral Agent appointed by the Controlling Party.

     SECTION 10.7.  Successor to Servicer.
                    ---------------------

          (a) The Back-up Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement with respect to the assumption of any servicing duties and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer.

          (b) In the absence of bad faith or negligence on its part, the Back-up Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Back-up Servicer and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Back-up Servicer, the Back-up Servicer shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.

          (c) The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer.

          (d) The Back-up Servicer shall be entitled to all of the benefits and immunities afforded the Trustee pursuant to Section 6.2 of the Indenture.

                                  ARTICLE XI

                                  Termination
                                  -----------

     SECTION 11.1.  Optional Redemption of the Notes.
                    --------------------------------

          (a) On the last day of any Monthly Period as of which the Pool Balance shall be less than or equal to 15% of the Original Pool Balance, as of the Cut-Off Date, the Seller shall have the option to (i) redeem the Notes in an amount sufficient to pay the full amount of principal and interest then due and payable on the Notes and the Certificates plus all fees and expenses due and owing (with the prior written consent of the Insurer if such redemption would result in a claim on the Note Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid); and (ii) obtain the Trust Property, if any, in its capacity as the sole Certificateholder. To exercise such option, the Seller or the Servicer shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, if any, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Insurer and the Trust Collateral Agent, and shall succeed to all interests in and to the Trust. If the Seller or the Servicer exercises such option pursuant to this Section 10.1(a), the Servicer or the Seller shall comply with the notice requirements in Section 10.1(a) of the Indenture.

          (b) Upon any redemption of the Notes pursuant to Section 9.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds")
                                                           -------------------
in the Collection Account.

          (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Trust Collateral Agent, the Insurer and the Rating Agency as soon as practicable after the Servicer has received notice thereof.

          (d) Following the satisfaction and discharge of the Indenture, the payment in full of the principal of and interest on the Notes, the payment of all amounts due to the Insurer under the Insurance Agreement and to the Trustee and Trust Collateral Agent under the Indenture and this Agreement, the end of the Term of the Note Policy (as defined therein) and the surrender of the Note Policy by the Trust Collateral Agent to the Insurer, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

                                  ARTICLE XII

                     Administrative Duties of the Servicer
                     -------------------------------------

     SECTION 12.1.  Administrative Duties.
                    ---------------------

          (a) Duties with Respect to the Indenture.  The Servicer shall
              ------------------------------------
perform all its duties and the duties of the Issuer under the Basic Documents. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Basic Documents. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Basic Documents. In connection with the foregoing, the Servicer shall be deemed an agent of the Issuer, authorized to act (including with respect to the execution of documents) on its behalf.

          (b) Duties with Respect to the Issuer.
              ---------------------------------

                 (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate additional action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                 (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

                 (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Seller set forth in Section 5.1(a), (b), (c) and
(d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that
                                                       --------  -------
once prepared by the Servicer, the Depositor shall retain responsibility under
Section 5.1(b) of the Trust Agreement for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

               (iv) The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

               (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms
                                              --------  -------
of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

          (c) Tax Matters.  The Servicer shall prepare and file, on behalf of
              -----------
the Seller, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including Forms 1099 and 1066. All tax returns will be signed by the Seller.

          (d) Non-Ministerial Matters.  With respect to matters that in the
              -----------------------
reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article XII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Insurer of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii), (iv) and (v) below, the Insurer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:
                         ------------------------

                  (i)   the amendment of or any supplement to the Indenture;

                  (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

                  (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

                  (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                  (v)   the removal of the Trustee or the Trust Collateral
Agent.

          (e) Exceptions.  Notwithstanding anything to the contrary in this
              ----------
Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (i) make any payments to the Noteholders or Certificateholders under the Basic Documents, (ii) sell the Indenture Trust Property pursuant to Section 5.5 of the Indenture, (iii) take any other action that the Issuer directs the Servicer not to take on its behalf or (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person.

          (f) The Back-up Servicer or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under Section 12.1.

     SECTION 12.2.  Records.  The Servicer shall maintain appropriate books of
                    -------
account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection (a) by the Issuer and the Trust Collateral Agent at any time and (b) by the Noteholders upon reasonable notice, in each case during normal business hours.

     SECTION 12.3.  Additional Information to be Furnished to the Issuer.  The
                    ----------------------------------------------------
Servicer shall furnish to the Issuer, the Insurer and the Trust Collateral Agent from time to time such additional information regarding the Collateral as the Issuer, the Insurer or the Trust Collateral Agent shall reasonably request.

                                 ARTICLE XIII

                           Miscellaneous Provisions
                           ------------------------

     SECTION 13.1.  Amendment.
                    ---------

          (a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee and the Owner Trustee (which consent may not be unreasonably withheld), with the prior written consent of the Insurer (which consent may not be unreasonably withheld) (so long as no Insurer Default has occurred and is continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms) and with the prior written notice to the Rating Agency but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not
                            --------  -------
adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further, however, that if an Insurer Default has
                       -------- -------  -------
not occurred and is continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, such action shall not materially adversely affect the interests of the Insurer.

          This Agreement may also be amended from time to time by the parties hereto, with the prior written consent of the Insurer, the consent of the Trustee and the Owner Trustee, the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes, the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Certificate Balance (which consent of such Holders of Notes and Certificates given pursuant to this Section 13.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such securities and of any Security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the security) and with prior written notice to the Rating Agency for the purpose of adding any provisions to or changing in any manner any provisions to or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment
                                       --------  -------
shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates; and provided, further, that if
                                                    --------  -------
an Insurer Default has not occurred and is continuing and (a) there are Notes outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Note Policy has not expired in accordance with its terms, such action shall not materially adversely affect the interest of the Insurer.

          Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and to the Rating Agency.

          The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders or Certificateholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe, including the establishment of record dates.

          The Owner Trustee, the Trust Collateral Agent and the Trustee may, but shall not be obligated to, enter into any amendment which affects the Issuer's, the Owner Trustee's, the Trust Collateral Agent's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

          Prior to the execution of any amendment to this Agreement, the Trustee and the Trust Collateral Agent shall be entitled to receive or rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

          (b) Notwithstanding anything to the contrary contained in subsection 13.1(a) above, the provisions of this Agreement relating to (i) the Spread Account, the Requisite Amount, a Trigger Event or any component definition of a Trigger Event and (ii) any additional sources of funds which may be added to the Spread Account or uses of funds on deposit in the Spread Account may be amended in any respect by the Seller, the Servicer, the Insurer and the Trust Collateral Agent without the consent of, or notice to, the Noteholders or the Certificateholders.

          Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and to the Rating Agency.

     SECTION 13.2.  Protection of Title to Trust.
                    ----------------------------

          (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent and the Insurer in the Receivables and the Other Conveyed Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Insurer, the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of (S) 9-402(7) of the UCC, unless it shall have given the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee at least sixty days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Insurer, the Trust Collateral Agent and the Trustee, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

          (c) Each of the Seller and the Servicer shall have an obligation to give the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee at least 60 days' prior written notice of any relocation of its principal place of business and chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service

Receivables, and the Seller shall at all times maintain its principal place of business and chief executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain or cause to be maintained, a computer system so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, such master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable shall be deleted from or modified on such computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by TFC or the Seller.

     (f) If at any time the Seller or TFC shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust unless such Receivable has been paid in full or repurchased by TFC or the Seller.

     (g) Upon request, the Servicer shall furnish or cause to be furnished to the Insurer, the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. The Trustee shall hold any such list and Schedule of Receivables for examination by interested parties during normal business hours at the Corporate Trust Office upon reasonable notice by such Persons of their desire to conduct an examination.

     (h) The Servicer shall deliver to the Insurer, the Owner Trustee, the Trust Collateral Agent and the Trustee simultaneously with the execution and delivery of this Agreement and, if required pursuant to Section 13.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, in form and substance reasonably satisfactory to the Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest or (C) any action which is necessary to preserve and protect such interest during the following 12-month period.

          Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (i) The Servicer shall permit the Trustee, the Trust Collateral Agent, the Insurer and their respective agents, during regular business hours and upon reasonable advance notice, to inspect and make copies of the records regarding any Receivables or any other portion of the Receivables.

  SECTION 13.3.  Notices.  All demands, notices and communications upon or to
                 -------
the Seller, the Servicer, the Owner Trustee, the Trustee, the Trust Collateral Agent, the Insurer or the Rating Agency under this Agreement shall be in writing, personally delivered, or mailed by certified mail, or sent by confirmed telecopier transmission and shall be deemed to have been duly given upon receipt
(a) in the case of the Seller to TFC Receivables Corporation 2, 5425 Robin Hood Road, Suite 101C, Norfolk, Virginia 23513, Attention: Chief Financial Officer,
(b) in the case of the Servicer, to The Finance Company, 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513, Attention: Chief Financial Officer with a copy to John M. Paris Jr., Williams, Mullen, Clark, Dobbins P.C., One Columbus Center, Virginia Beach, Virginia 23462, (c) in the case of the Issuer or the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Telecopier # 302-651-8882, (d) in the case of the Trustee, the Trust Collateral Agent, or the Back-up Servicer, to Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, MAC N9311-611 Minneapolis, Minnesota 55479, Corporate Trust Services-Asset Backed Administration, Telecopier # (612) 667-3464, (e) in the case of the Insurer, to Asset Guaranty Insurance Company, 335 Madison Avenue, New York, NY 10017-4605,
Attention: Manager, Asset-Backed Surveillance, Telecopier (212) 682-5377 (in each case in which notice or other communication to the Insurer refers to a Servicer Termination Event, a claim on a Policy, a Deficiency Notice pursuant to
Section 5.5 of this Agreement or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and shall be marked to indicate "URGENT
                                                                          ------
MATERIAL ENCLOSED") Telecopier # 212-984-1498, and (f) in the case of Standard &
-----------------
Poor's, to Standard & Poor's Ratings Group, 25 Broadway - 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department, Telecopier # 212-208-1582. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder or Noteholder shall receive such notice.

  SECTION 13.4.  Assignment.  This Agreement shall inure to the benefit of and
                 ----------
be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Trustee and the Insurer (or if an Insurer Default shall have occurred and be continuing, the Holders of Notes evidencing not less than 66% of the principal amount of the outstanding Notes).

  SECTION 13.5.  Limitations on Rights of Others.  The provisions of this
                 -------------------------------
Agreement are solely for the benefit of the parties hereto and for the benefit of the Certificateholders (including the Seller), the Trustee, the Owner Trustee (including in its individual capacity) and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

  SECTION 13.6.  Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  SECTION 13.7.  Separate Counterparts.  This Agreement may be executed by the
                 ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

  SECTION 13.8.  Headings.  The headings of the various Articles and Sections
                 --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

  SECTION 13.9.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
                 -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

  SECTION 13.10.  Assignment to Trustee.  The Seller hereby acknowledges and
                  ---------------------
consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders and the Insurer of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment and delegation of any or all of the Issuer's rights and obligations hereunder to the Trustee.

  SECTION 13.11.  Nonpetition Covenants.
                  ---------------------

     (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

  SECTION 13.12.  Limitation of Liability of Owner Trustee and the Trust
                  ------------------------------------------------------
Collateral Agent.
----------------

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed on behalf of the Issuer by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, as Owner Trustee, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Norwest Bank Minnesota, National Association not in its individual capacity but solely as Trust Collateral Agent and as Back-up Servicer and in no event shall Norwest Bank Minnesota, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     (c) In no event shall Wilmington Trust Company, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

  SECTION 13.13.  Independence of the Servicer.  For all purposes of this
                  ----------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

  SECTION 13.14.  No Joint Venture.  Nothing contained in this Agreement (i)
                  ----------------
shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

  SECTION 13.15.  Limited Recourse.  Notwithstanding anything to the contrary
                  ----------------
contained in this Agreement or the Indemnification Agreement, the obligations of each of the Seller and Issuer under this Agreement and the Indemnification Agreement are solely the corporate obligations of the Seller or the trust obligations of Issuer, as applicable, and shall be payable by the Seller or Issuer, as applicable, solely as provided in this Section 13.15 Each of the Seller and the Issuer shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur under this Agreement or the Indemnification Agreement to the extent it has funds available therefor on the date of such determination and (b) any expenses, indemnities or other liabilities that it may incur under this Agreement or the Indemnification Agreement only to the extent it receives funds designated for such purposes or to the extent it has funds available therefor. In addition, no amount owing by any of the Seller or Issuer hereunder (other than principal and interest in respect of the Notes) or under the Indemnification Agreement in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or under the Indemnification Agreement or for the payment of any fee hereunder or any other obligation of, or claim against, the Seller or the Issuer arising out of or based upon this Agreement or the Indemnification Agreement, against any stockholder, employee, officer, agent, director or authorized person of the Seller or affiliate thereof or any stockholder, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the
                                             --------  -------
foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. The obligation of the parties under this Section 13.15 shall survive termination of this Agreement.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Servicing Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                         ASSET GUARANTY INSURANCE COMPANY

                         By:______________________________________
                            Name:  Kim Nance-Meier
                            Title:  Vice President


                         TFC AUTOMOBILE RECEIVABLES
                         TRUST 1999-1

                         By: WILMINGTON TRUST COMPANY, not in
                         its individual capacity but solely as Owner Trustee on behalf of the Trust

                         By:______________________________________
                            Name:
                            Title:

                         TFC RECEIVABLES CORPORATION 2

                         By:______________________________________
                            Name:
                            Title:

                         THE FINANCE COMPANY, in its individual capacity and as Servicer

                         By:______________________________________
                            Name:
                            Title:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trust Collateral Agent and as Back-up Servicer

                         By:______________________________________
                            Name:
                            Title:

               [Signature Page for Sale and Servicing Agreement]

                                                                      SCHEDULE A
                            SCHEDULE OF RECEIVABLES

                     [See Schedule A Of Purchase Agreement]

                                                                      SCHEDULE B
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     1. Characteristics of Receivables. Each Receivable (A) was originated by a
        ------------------------------
Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with either (i) TFC's credit policies or (ii) credit policies which were reviewed by TFC prior to a purchase of a Receivable by TFC and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto was purchased by TFC from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment, was validly assigned by such Dealer to the Seller pursuant to the Dealer Agreement or the Dealer Assignment, was validly assigned by TFC to the Seller, and was validly assigned by the Seller to the Trust and pledged by the Trust to the Trust Collateral Agent, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Receivable which provides for level scheduled payments (provided that the payment in the first Monthly Period and the payment in the final Monthly Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, (D) provides for, in the event that the related Contract is prepaid, a prepayment that fully pays the principal balance of such related Contract and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the annual percentage rate, (E) has not been amended or rewritten, or collections with respect to which deferred or waived, other than as evidenced in the Receivable File relating thereto, (F) has an original term of eleven (11) to forty-eight (48) months and a remaining term of not less than [ ] months, (G) that has been acquired by TFC and, if a monthly pay contract which is not more than thirty (30) days delinquent, the related Obligor does not have other Receivables owing to TFC that are more than thirty (30) days delinquent or defaulted, (H) that has been acquired by TFC and, if a non-monthly-pay contract, is not more than thirty (30) days delinquent nor is it defaulted based on the Company's methodology in effect for converting non-monthly pay Receivables to a daily delinquency equivalent as such methodology is described in Schedule 1 of the Insurance Agreement nor does the Obligor have other Receivables owing to TFC that are delinquent, (I) has a final scheduled payment due no less than eight
(8) months before the Final Scheduled Payment Date, (J) has not been extended beyond its original term, except in keeping with the TFC's stated policies and procedures which allow for up to two, one-month deferments in any twelve month period not to exceed up to four, one-month deferments over the life of a monthly-pay contract, (K) satisfies in all material respects, including but not limited to, down-payment provisions, the requirements under TFC's Credit Guidelines as in effect on August 31, 1999, (L) was originated through an approved Dealer of TFC, (M) is due from a U.S. citizen in the case of military Receivables and a U.S. resident in the case of civilian Receivables and is denominated in U.S. dollars, (N) is secured by a Financed Vehicle and a valid first priority perfected security interest is in effect with respect to such Financed Vehicle, (O) is owned solely by TFC free and clear of any lien, claim, or other encumbrance, excluding liens that will be released no later than the Closing Date, (P) with respect to the related security interest in the related Financed Vehicle is perfected and with clear legal right of repossession, (Q) that if a Point-of-Sale Receivable, was secured by a vehicle covered by a comprehensive insurance policy covering theft, fire, collision, and naming TFC as loss payee on the date the loan advance was made, (R) meets, in all material respects, all applicable requirements of federal, state, and local laws and regulations, (S) has an annual percentage rate of not less than 14.9%, (T) has a remaining principal balance of net less than fifteen thousand dollars, (U) is not subject to any right of setoff by the Obligor and (V) will be clearly marked in the books and records of TFC as being sold to Seller, and from Seller to Issuer and liened to the Trust Collateral Agent.

     2.  No Fraud or Misrepresentation.  Each Receivable (A) was originated by a
         -----------------------------
Dealer, (B) was sold by the Dealer to TFC and (C) was sold by TFC to the Seller and by the Seller to the Trust without any fraud or misrepresentation in any case.

     3.  Compliance with Law.  All requirements of applicable federal, state and
         -------------------
local laws, and regulations thereunder (including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief
                             --      --
Act of 1940, as amended, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables, the Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects by TFC and the Seller, as applicable, and each Receivable, the sale of the Financed Vehicle evidenced by each Receivable and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made in all material respects and now complies in all material respects with all applicable legal and regulatory requirements.

     4. Origination. Each point-of-sale Receivable was originated in the United
        -----------
States and materially conforms to all requirements of the "Dealer Underwriting
                                                           -------------------
Guide" applicable to such Receivable at the time assigned to TFC, at the time of
-----
such assignment.

     5. Binding Obligation. Each Receivable represents the genuine, legal, valid
        ------------------
and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cut-Off Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     6.  No Government Obligor. No Obligor is the United States of America or
         ---------------------
any State or any agency, department, subdivision or instrumentality thereof.


     7.  Obligor Bankruptcy. At the Cut-Off Date, no Obligor had been the
         ------------------
subject of a current bankruptcy proceeding.

     8.  Schedule of Receivables.  The information set forth in the Schedule of
         -----------------------
Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cut-Off Date as delivered on the Closing Date.

     9.  Marking Records.  By the Closing Date, the Seller will have caused the
         ---------------
portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously identified to show that the Receivables have been sold to the Seller by TFC and resold by the Seller to the Trust in accordance with the terms of the Sale and Servicing Agreement.

     10. Computer Tape. The Computer Tape made available by the Seller to the
         -------------
Trust Collateral Agent on the Closing Date was complete and accurate as of the Cut-Off Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

     11. Adverse Selection. No selection procedures adverse to the Noteholders
         -----------------
or the Insurer were utilized in selecting the Receivables from those receivables owned by TFC which met the selection criteria contained in the Sale and Servicing Agreement.

     12. Chattel Paper. The Receivables constitute chattel paper within the
         -------------
meaning of the UCC as in effect in the State of New York, Delaware, Virginia and Minnesota.

     13. One Original. There is only one original executed copy of each
         ------------
Receivable.

     14. Receivable Files Complete. There exists a Receivable File pertaining to
         -------------------------
each Receivable and such Receivable File contains, without limitation, subject to any exceptions which may appear on any exception report delivered by the Trust Collateral Agent, (a) a fully executed original of the Receivable, (b) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by the Unaffiliated Originator and TFC by TFC to the Seller, and, an assignment of the Lien Certificate executed by the Seller to the Trustee, (c) an original credit application or copy thereof and (d) documents evidencing or relating to any Insurance Policy to the extent such documents are maintained on behalf of the Seller or TFC. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (a), (b) and
(c) above have been properly filled in and each form has otherwise been correctly prepared.

Notwithstanding the above, a copy of the complete Receivable File for each Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guide as in effect at the time of purchase is in the possession of the Servicer or its bailee.

     15. Receivables in Force.  No Receivable has been satisfied, subordinated
         --------------------
or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     16. Lawful Assignment.  No Receivable was originated in, or is subject to
         -----------------
the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Securities. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     17. Good Title.  No Receivable has been sold, transferred, assigned or
         ----------
pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free (except with respect to GE Capital, which lien of GE Capital has been released (as of the Closing Date)) of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien other than the Lien of the Trust Collateral Agent. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

     18. Security Interest in Financed Vehicle.  Each Receivable created or will
         -------------------------------------
create a valid, binding and enforceable first priority security interest in favor of TFC or the Trust Collateral Agent in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date, and will show TFC or the Trust Collateral Agent named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, TFC has received written evidence from the related Dealer that such Lien Certificate showing TFC or the Trust Collateral Agent as first lienholder has been applied for and (i) TFC's security interest has been validly assigned to the Seller pursuant to the Purchase Agreement and (ii) the Seller's security interest has been validly assigned by the Seller to the Trust pursuant to this Agreement and (iii) the Trust's security interest has been validly pledged to the Trust Collateral Agent pursuant to the Indenture.

Immediately after the sale, transfer and assignment thereof by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the Cut-Off Date). As of the Cut-Off Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

     19. All Filings Made.  All filings (including UCC filings) required to be
         ----------------
made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust Collateral Agent a first priority perfected lien on the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

     20. No Impairment.  Neither TFC nor the Seller has done anything to convey
         -------------
any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof.

     21. Receivable Not Assumable.  No Receivable is assumable by another
         ------------------------
Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

     22. No Default.  As of the Cut-Off Date, no Receivable was in default and
         ----------
no condition existed or event occurred that constituted a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cut-Off Date no Financed Vehicle had been repossessed.

     23. Insurance.  At the time of origination of each point of sale
         ---------
Receivable, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of, excluding any deductible, (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming TFC and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the Cut-Off Date.

     24. Certain Characteristics of Receivables.  (i) No Receivable was more
         --------------------------------------
than 29 days past due as of the Cut-Off Date; (ii) no funds have been advanced by the Seller, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (i) of this clause 24; (iii) the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate as of the Cut-Off Date.

     25.  Direct Payment.  All Receivable are secured by Financed Vehicles on
          --------------
which at least one payment has been made directly to TFC subsequent to the date TFC has purchased such Receivable.

     26.  Military Assistance Corporation.  As of the Closing Date, Fort Knox
          -------------------------------
National Bank ("FKNB") has been directed by TFC, and evidence of FKNB's
                ----
acknowledgment has been received to directly transfer to the Collection Account all amounts received by it pursuant to the Military Assistance Corporation ("MAC") program.
  ---

     27.  Pool Characteristics.  The weighted average interest rate for the pool
          --------------------
was no less than 21.2% and the weighted average remaining maturity for the pool is no greater than 29 months.

                                                                       EXHIBIT A

                         FORM OF SERVICER'S CERTIFICATE

                              [See Attached Pages]

                                                                       EXHIBIT B

                        FORM OF DEFICIENCY CLAIM NOTICE

                                    [Date]

Norwest Bank Minnesota, National Association, as Trust Collateral Agent Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Asset Guaranty Insurance Company
335 Madison Avenue
New York, New York 10017-4605

     Re:  Sale and Servicing Agreement, dated as of December 1, 1999 (the
          "Agreement") among TFC Auto Receivables Trust 1999-1, (the "Issuer"),
           ---------                                                  ------
          TFC Receivables Corporation 2, (the "Seller"), The Finance Company
                                               ------
          (the "Servicer"), and Norwest Bank Minnesota, National Association, in
                --------
          its capacity as Trust Collateral Agent.
          --------------------------------------

          Ladies and Gentlemen:

          Reference is hereby made to Section 5.5(a) of the Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

          Pursuant to Section 5.5(a) of the Agreement, please note the following information with respect to the Payment Date which is to occur on _______________:

     Deficiency Claim Amount:  $______________________

     Note Policy Claim Amount: $______________________

          The Trust Collateral Agent shall remit such Deficiency Claim Amount specified above for deposit into the Collection Account pursuant to Section 5.6 of the Agreement on the next Draw Date which is to occur on _________________.

                                        Sincerely,


                                        THE FINANCE COMPANY, as Servicer

                                        By:___________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT C

                 REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

To:  Norwest Bank Minnesota, National Association

Re:  Sale and Servicing Agreement (the "Servicing Agreement"), dated as of
                                        -------------------
     December 1, 1999 between TFC Receivables Corporation 2, (the "Seller"), TFC
                                                                   ------
     Automobile Receivables Trust 1999-1 (the "Trust"), The Finance Company
                                               -----
     individually and in its capacity as Servicer (the "Servicer"), and Norwest
                                                        --------
     Bank Minnesota, National Association, as Trust Collateral Agent (the "Trust
                                                    ---------------------- -----
     Collateral Agent")
     -----------------

          In connection with the administration of the Receivables held by you as the Trust Collateral Agent, we request the release, and acknowledged receipt, of the Receivable and related Receivable File described below, for the reason indicated.

Obligor's Name, Customer Account Number and Vehicle Identification Number
-------------------------------------------------------------------------

     1. Receivable Paid in Full. All amounts received in connection with such payments have been deposited into the Collection Account as required pursuant to
Section 3.3(b) of the Servicing Agreement

     2. Receivable Purchased from Trust pursuant to Section 3.2 or 4.7 of the Servicing Agreement.

     3. Receivable is being serviced or subject to enforcement of rights and remedies pursuant to Section 3.3(b) of the Servicing Agreement.

     4.   Other (explain) _________________________________________

          If item 1 or 2 above is checked, and if all or part of the Receivable or Receivable File was previously released to us, please release to us any additional documents in your possession to the above specified Receivable.

          If Item 3 or 4 above is checked, upon our return of all of the above documents to you as the Indenture Trustee, please acknowledge your receipt by signing in the space indicated below and returning this form.

THE FINANCE COMPANY
as Servicer


By:________________________________
Name:______________________________
Title:_____________________________
Date:______________________________


DOCUMENTS RETURNED TO THE TRUST COLLATERAL AGENT:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
(Trust Collateral Agent)


By:________________________________
Name:______________________________
Title:_____________________________
Date:______________________________

                                                                       EXHIBIT D

                   TRUST COLLATERAL AGENT'S ACKNOWLEDGEMENT

          Norwest Bank Minnesota, National Association (the "Trust Collateral
                                                             ----------------
Agent"), holds on behalf of the Noteholders certain "Receivable Files," as
-----                                                ----------------
described in the Sale and Servicing Agreement, dated as of December 1, 1999 (the "Sale and Servicing Agreement"), among TFC Automobile Receivables Trust 1999-1,
 ----------------------------
TFC Receivables Corporation 2, as Seller, The Finance Company, as Servicer, and the Trust Collateral Agent, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to said Sale and Servicing Agreement except as noted in the Exception List attached as Schedule I hereto.

          IN WITNESS WHEREOF, Norwest Bank Minnesota, National Association has caused this acknowledgement to be executed by its duly authorized officer as of this ____ day of _______________, 1999.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trust Collateral Agent



                                        By:_________________________________
                                           Name:
                                           Title:

                                      D-1